                                                                  Exhibit 10.18
                         LOAN AND SECURITY AGREEMENT



THIS LOAN AND SECURITY AGREEMENT is made this     day of July, 1993, by and
                                              ---
between MASTECH SYSTEMS CORPORATION, a Pennsylvania corporation and PNC BANK, NATIONAL ASSOCIATION.

                                   RECITALS:

Borrower has agreed to borrow, and Bank agrees to lend amounts hereinafter set forth, under and upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.  DEFINITIONS
            -----------

1.1  Defined Terms.  As used herein and in the Exhibits hereto, the following
     -------------
terms shall have the following meanings, unless the context otherwise requires:

"Account Debtor" means each person, natural or artificial, obligated to pay on, under or pursuant to a Contract.

"Advance" means any loan, advance or other disbursement to or for the account of Borrower by Bank.

"Agreement" means this Loan and Security Agreement, as it may from time to time be amended, supplemented or otherwise modified.

"Availability Report" means the Bank form which the Borrower must submit with each request for an Advance or otherwise as provided in this Agreement. A copy of the Availability Report is attached hereto as Exhibit "C".

"Bank" means PNC Bank, National Association.

"Borrower" means Mastech Systems Corporation.

"Borrowing Base" means an amount which is the total of 85% of the Net Amount of Qualified Contracts.

"Cash Flow" means net income plus depreciation plus amortization plus other non-
                             ----              ----              ----
cash items.

"Cash Flow Recapture" means on an annual basis, an amount equal to twenty percent (20%) of Borrower's net income less the total of distributions to
                                       ----
shareholders for payment of federal and state income taxes (whenever made), Unfunded Capital Expenditures and current maturities of long term debt and other expenses Borrower and Bank may agree upon from time to time.

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

  "Contract" means Borrower's right to the payment of money however evidenced or arising. The term includes each existing and future account, contract right, chattel paper, instrument and document as defined by the applicable Uniform Commercial Code as in effect on the date of this Agreement.

"Default" means an event specified in Section 16 after the expiration of any applicable cure period.

"Equipment" means all goods new or used (other than Inventory), now owned and hereafter acquired by Borrower, wherever located, including, but not limited to, machinery, vehicles and fixtures, together with all accessions, parts, accessories and appurtenances thereto appertaining or attached or kept or used or intended to be used in connection therewith and all substitutions, renewals, improvements, replacements and additions.

"ERISA" means the Employee Retirement Income Security Act of 1974, as it may from time to time be amended, supplemented, or otherwise modified.

"Expiration Date" means May 31, 1994 or such subsequent date so designated by written notice from Bank to Borrower.

"Financial Statements" means Borrower's balance sheets and statements of cash flows for the year or quarter or month prepared in accordance with generally accepted accounting principles consistently applied on a basis consistent with prior years, unless specifically noted therein.

"Floating Rate" means a rate per annum which is at all times equal to the sum of the Prime Rate plus one-half of one percent (1/2%).
               ----

"Indebtedness" means all obligations and liabilities of Borrower to Bank, of every kind and nature, due or to become due, direct or contingent, whether arising under this Agreement or independently hereof, whether jointly liable with any other person or persons or not, and whether now existing or hereafter arising or contracted.

"Inventory" means all goods new or used, now owned and hereafter acquired by Borrower, wherever located, and held for sale or lease or furnished under a contract of service in the ordinary course of Borrower's business, including, but not limited to, all raw materials, work-in-process, materials used or consumed in Borrower's business, and finished goods, and all supplementary items, packing and shipping supplies, advertising materials and returned and repossessed goods.

"Letter Agreement" means that certain letter agreement dated June 7, 1993 from Bank to Borrower, a copy of which is attached hereto as Exhibit "D".
                                                        -----------

"Liens" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any capitalized lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

"Loan" means collectively the Revolving Credit and the Term Loan.

"Loan Documents" means this Agreement, the Notes, the Security Documents, if any, UCC Financing Statements, if any, and all other documents executed and delivered by Borrower to govern, evidence or secure the Indebtedness, and the statements, reports, certificates and other documents required by, or related to, any of the foregoing.

"Net Amount of Qualified Contracts" means the gross amount payable under Qualified Contracts outstanding at any time less claims, returns, maximum discounts, credits and allowances to Account Debtors in connection therewith, and less sales, excise and similar taxes.

"Notes" means, collectively, the Revolving Credit Note and the Term Note.

"PBGC" means the Pension Benefit Guaranty Corporation established pursuant to ERISA.

"Permitted Encumbrances" means (a) Liens for taxes or assessments which are not yet due, Liens for taxes or assessments or Liens of judgments which are being contested, appealed or reviewed in good faith by appropriate proceedings which prevent foreclosure of any such Lien or levy of execution thereunder and against which Liens, if any, adequate insurance or reserves have been provided; (b) pledges or deposits to secure payment of workers' compensation obligations, unemployment insurance, deposits or indemnities to secure public or statutory obligations or for similar purposes; (c) those minor defects which in the opinion of Bank's counsel do not materially affect title to the collateral for the Loan; (d) Liens in favor of Bank; (e) the lessor's retained title to personal property which is the subject matter of a true operating lease to Borrower; and (f) those further encumbrances, if any, shown on Schedule 1
                                                               ----------
attached hereto.

"Plan" means any employee pension or other benefit plan of Borrower covered by ERISA.

"Prime Rate" means the interest rate per annum publicly announced by Bank from time to time as its prime rate. The Prime Rate is

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

determined from time to time by Bank as a means of pricing some loans to its borrowers and neither is it tied to any external rate of interest or index, nor necessarily reflects the lowest rate of interest actually charged by it to any particular class or category of customers.

"Qualified Contract" means a Contract that at all pertinent times:

     (i) Bank has a first and prior perfected security interest in;

    (ii) resulted from a bona fide outright sale and delivery of goods or services that is in no way dependent upon further performance by Borrower, that such goods or services are free of encumbrances to an Account Debtor who has accepted the goods or services and who is not a parent, subsidiary or affiliate of Borrower, nor an officer, stockholder, employee, or a member of the family of an officer, stockholder or employee of Borrower;

   (iii) no payment on account thereof is 60 days or more past due according to its original terms and the amount indicated as owing thereon is absolutely and actually owing, and is not contingent debt;

    (iv) the Account Debtor is located in the United States but the Account Debtor is not any state, county, municipality or other local governmental unit, or any department, agency or instrumentality thereof;

     (v) is to the best of Borrower's knowledge free of default, dispute, counterclaim and set-off;

    (vi) is to the best of Borrower's knowledge enforceable according to its terms against each named Account Debtor, the goods identified thereto have not been returned or repossessed and Borrower has no reason to expect potential liability to an Account Debtor with respect thereto;

   (vii) complies with all applicable law; and

  (viii) the Borrower has no notice of or any reason to expect the existence of any state of facts or the occurrence of any event that impairs its validity and Borrower knows of nothing that might render it less valuable than it purports to be and has done and will do nothing that might reasonably be expected to impair its value or Bank's right in it.

"Request Date" means each date on which Borrower applies to Bank for an Advance.

"Revolving Credit" means Bank's obligation to make Advances to Borrower in the maximum principal amount which may not exceed the lesser of (i) the Borrowing Base, or (ii) $3,000,000.00.

  "Revolving Credit Note" means the Revolving Credit Note, in substantially the form of Exhibit "A" hereto, duly executed by Borrower and delivered to Bank to
        -----------
evidence Advances under the Revolving Credit, including any amendments, modification, renewals, extensions, substitutions or replacements thereof.

"Security Documents" means any security agreement, assignment, hypothecation, mortgage, pledge, or other agreement of any type given as security for the Indebtedness.

"Settlement Date" means any date on which the unpaid balance of Advances under the Revolving Credit exceeds the maximum Revolving Credit.

"Tangible Net Worth" means stockholders' equity in Borrower less all items
                                                            ----
properly classified as intangible, as determined in accordance with generally accepted accounting principles consistently applied.

"Term Loan" means the term loan in the aggregate principal amount of $4,000,000.00 made by Bank to Borrower, including any extensions or renewals thereof.

"Term Note" means the Term Note, in substantially the form of Exhibit "B"
                                                              -----------
hereto, duly executed by Borrower and delivered to Bank to evidence the Term Loan, including any amendment, modification, renewal, extension, substitution, or replacement thereof.

"Unfunded Capital Expenditures" means capital expenditures made from Borrower's funds other than borrowed funds.

"Unmatured Default" means any event which with notice, or lapse of time, or both, would constitute a Default.

1.2  Use of Defined Terms.  All terms defined in this Agreement shall have the
     --------------------
defined meanings when used in the Loan Documents, unless the context otherwise requires.

1.3  Accounting Terms.  Each accounting term not defined herein and each
     ----------------
accounting term partly defined herein, to the extent not defined, shall have the meaning given it under generally accepted accounting principles.

1.4  Other Definitional Provisions.  The words "hereof", "herein", "hereunder"
     -----------------------------
and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.


SECTION 2.  AMOUNT AND TERMS OF LOAN
            ------------------------

2.1  Revolving Credit.  (a) Bank agrees to make Advances to Borrower up to the
     ----------------
amount of the Revolving Credit subject to the

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

terms of this Agreement, from time to time, but in no event after the Expiration Date.

   (b) Bank will make Advances to Borrower, upon Borrower's request, up to such amount as Borrower is entitled under this Agreement, on the next business day of Bank after the Request Date.

   (c) Immediately upon notice from Bank, Borrower will make such payments as may be necessary at any time to reduce the unpaid balance of Advances at such time to such amount as may be then permitted under the Revolving Credit.

2.2  Revolving Credit Note.  Prior to the first Advance hereunder, if any,
     ---------------------
Borrower shall execute the Revolving Credit Note. The Revolving Credit Note shall be enforceable only to the extent of (i) the aggregate amount of the unpaid Advances made under the Revolving Credit plus (ii) the accrued and unpaid
                                                ----
interest on the Advances from the date the Advances are made. The Revolving Credit Note shall be payable on the Expiration Date.

2.3  Interest.  (a) Borrower agrees to pay to Bank monthly, interest based on a
     --------
360-day year, on the average daily unpaid balance of Advances at the Floating Rate. The Floating Rate charged shall change automatically effective as of the dates of changes in the Prime Rate without prior notice to Borrower.

   (b) Interest shall be payable in consecutive monthly installments commencing on the last day of each month following the first Advance and continuing in the same manner until the Expiration Date.

2.4  Borrower's Advance Account.  Advances made, interest due, interest paid,
     --------------------------
repayments on Advances and all other charges billed to or paid by Borrower shall be recorded in an account on Bank's books designated "Borrower's Advance Account". Borrower agrees that the Advance Account is sufficient evidence of Borrower's obligations to Bank incurred hereunder and that none other is necessary absent manifest error. All billing statements and statements of account rendered by Bank to Borrower shall be derived from Borrower's Advance Account and shall be presumed to be correct and accurate.

2.5  Prepayment.  Prior to any date on which payment is due, Borrower may, on
     ----------
any business day, upon payment of all accrued unpaid interest, fees and other amounts then due and payable by Borrower to Bank, repay all or part of the outstanding principal amount of the Revolving Credit Note without premium or penalty.

2.6  Term Loan.  Bank agrees to lend to Borrower, and Borrower agrees to repay
--------------
in accordance with the terms herein, the Term Loan.

2.7  Term Note.  The Term Loan shall be evidenced by the Term Note.
     ---------

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

2.8  Interest.  Interest on the unpaid balance of the Term Loan shall be at a
     --------
rate per annum which shall be at all times equal to the sum of the Prime Rate plus one percent (1%); provided, however, in return for deficiency guarantees to
----
Bank (which deficiency guarantees are optional and may or may not be executed), satisfactory in form and content to Bank, from both Sunil Wadhwani and Ashok Trivedi, the rate of interest on the portion of the Term Loan in excess of $2,000,000.00 shall be at a rate per annum equal to the Floating Rate. The interest rate charged shall change automatically effective as of the dates of changes in the Prime Rate without prior notice to the Borrower.

2.9   Principal and Interest Payments.  Principal shall be payable in (i) 12
      -------------------------------
equal consecutive monthly installments in the amount of $33,334.00 each, commencing on the first day of the month after the Advance of the Term Loan and continuing on the first day of the next 11 months, (ii) 47 equal consecutive monthly installments in the amount of $75,000.00 each, commencing on the first day of the next month thereafter and continuing on the first day of the next 46 months and (iii) a final payment of $74,992.00 due and payable on the first day of the next month. Interest on the Advances shall be payable monthly until the principal payments begin and thereafter at the same times as the principal payments. In addition, beginning June 1, 1994 and annually thereafter Borrower will pay an amount equal to the prior year's Cash Flow Recapture.

2.10   Prepayment.  On any business day, upon payment of all accrued interest,
       ----------
fees and other amounts then due and payable by Borrower to Bank under the Term Loan, Borrower may repay in advance of maturity, without premium or penalty, all or part of the outstanding principal amount of the Term Loan. All prepayments and Cash Flow Recapture payments shall be applied to the unpaid principal installments of the Term Note in the inverse order of their regular maturities. Prepayments shall not affect the duty of Borrower to pay all installments when due or change the amount of such installments and they shall not affect or impair the right of Bank to pursue all remedies available to Bank under this Agreement or the Term Note.

2.11  Requirements of Law.  In the event that any change in law, regulation,
      -------------------
treaty or directive or in the interpretation or application thereof or compliance by Bank with any request or directive made subsequent to the date hereof (whether or not having the force of law) from any central bank or other governmental authority, agency or instrumentality:

     (i) shall subject Bank to any tax of any kind whatsoever with respect to this Agreement, the Notes or the Loan made by it hereunder, or change the basis of taxation of payments to Bank of principal, interest or any other amount payable hereunder including but not limited to any fees (except for any taxes imposed on or measured by the overall income by Bank);

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

    (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of Bank which are not otherwise included in the determination of the interest rate hereunder;

   (iii) affects the amount of capital required or expected to be maintained by Bank or any corporation controlling Bank, and the amount of capital required is increased by or based upon the existence of this Agreement or the Loan; or

    (iv) shall impose on Bank any other condition;

and the result of any of the foregoing is to increase the cost to Bank of making, renewing or maintaining the Loan or to reduce any amount receivable thereunder then, in any such case, Borrower shall promptly pay Bank, upon its demand, any additional amounts necessary to compensate Bank for such additional costs or reduced amount receivable. If Bank becomes entitled to claim any additional amounts pursuant to this Section 2.11, it shall promptly notify Borrower of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Bank to Borrower shall be conclusive in the absence of manifest error.

SECTION 3.  SECURITY INTEREST
            -----------------

To secure payment and performance of all the Indebtedness, Borrower hereby pledges, conveys, assigns and grants to Bank a continuing security interest in, and upon Default will deliver to Bank: (i) all present and future Contracts, general intangibles, including, but not limited to, good will, trade marks, copyrights, names, patents, licenses, and inventions, choses in action and all goods represented by Contracts, including goods in which Borrower has retained a security interest or which have been reclaimed or repossessed from or returned by Account Debtors; (ii) all present and future Inventory, and all documents of title and warehouse receipts representing any thereof; (iii) all present and future Equipment, and (iv) the proceeds of all the foregoing as well as all insurance policies, files and records relating to all the foregoing. Borrower will join in the execution of all financing statements, continuation statements, and other documents required by Bank or its legal counsel to evidence, create, perfect, and notify third parties of the security interests granted by Borrower to Bank pursuant to the terms hereof. Borrower will execute and deliver to Bank such documentation as Bank reasonably believes necessary to comply with the Assignment of Government Claims Act. Borrower shall pay the cost of filing or recording such documents in all public offices where deemed necessary or appropriate by Bank or its legal counsel. Borrower will promptly furnish all documents of title, affidavits and other papers reasonably required by Bank or its legal counsel to further evidence, create, perfect, or notify third parties of the security interests granted herein.

SECTION 4.  ADDITIONAL SECURITY
            -------------------

As additional security for payment and performance of all the Indebtedness, Borrower hereby grants to Bank a security interest in all property, credits, securities or monies which may at any time be delivered to, or be in the possession of, or owed by, Bank in any capacity whatever (exclusive of custodial or fiduciary accounts), including, but not limited to, the balance of any deposit account maintained by Borrower with Bank. After a Default Borrower authorizes Bank to apply any of the above security to the payment of the Indebtedness, or any part thereof, or interest due thereon, at the Bank's option and discretion, at any time and from time to time, after any Default hereunder.

SECTION 5.  BORROWER'S REPORTS
            ------------------

On each Request Date, Settlement Date and monthly and at such other times as Bank shall reasonably request, Borrower will submit an Availability Report to enable Bank to accurately determine the status of Bank's security interests, the net Advance which Borrower may request or the net amount due Bank.

From time to time, upon the creation of Contracts, Borrower shall provide Bank with copies of invoices and such other documents, evidence and information as Bank shall reasonably request.

SECTION 6.  [This Section purposely blank.]

SECTION 7.  BORROWER'S RECORDS
            ------------------

Borrower will (i) maintain at its principal place of business or such other location as approved in advance by Bank, an individual account record for each Contract; (ii) enter each Contract payment in the appropriate account records;
(iii) keep said account records segregated; (iv) allow Bank at any reasonable time to audit, inspect and copy the account records; and, (v) mark each Contract and its account record conspicuously to show the interest of Bank, after any Default hereunder. Prior to each delivery of Contracts to Bank, Borrower shall supply any necessary assignment or endorsement thereon.

For each location where Borrower keeps Inventory or Equipment, Borrower shall maintain a separate, accurate and detailed record of all such items in a manner acceptable to Bank. Borrower shall permit Bank to audit, inspect and copy all records relating thereto during normal business hours.

Borrower hereby authorizes Bank to verify with any Account Debtor the status of any Contract and before a Default, Bank will give prior notice to Borrower of Bank's intention to do so. After a Default, Bank may do so from time to time and without notice to Borrower.

SECTION 8.  COLLECTIONS BY BORROWER
            -----------------------

Until a Default occurs, Bank authorizes Borrower to collect Contracts and Inventory proceeds without cost to Bank. Borrower will receive all payments on the aforesaid as custodian for Bank. Borrower will diligently collect the amounts owing under Contracts as and when due and, in this connection, may make rebates and adjustments, and issue credits and allowances, to which an Account Debtor may be in good faith entitled or which Borrower may in good faith deem proper in accordance with established industry customs and under the circumstances, including the acceptance of rejected goods; provided, however,
                                                           --------  -------
that after any Default hereunder Bank, in its sole discretion, may disallow any such rebates, adjustments, credits and allowances as it deems appropriate. Borrower may repossess and may take any other actions with respect to any goods or Contracts not inconsistent with this Agreement.

SECTION 9.  COLLECTION BY BANK AFTER DEFAULT
            --------------------------------

After any Default hereunder, Bank may terminate Borrower's authorization to collect Contracts and Inventory proceeds at any time, upon notice to Borrower, and, upon Bank's request, Borrower will notify each Account Debtor to make all future payments directly to Bank. Bank may also give notice to each Account Debtor that they are to make all future payments to Bank and Bank will have no liability to Borrower by reason of giving or not giving such notice. In collecting and enforcing Contracts, Bank will have all the rights of Borrower. Borrower will use its best efforts to assist Bank in collecting and enforcing all Contracts. Bank will apply all amounts collected first to costs of collection, if any; next to accrued and unpaid interest; next to the unpaid balance of Advances; and finally to other Indebtedness. After all Indebtedness has been satisfied, Bank will cease to collect and, subject to the rights of junior lien holders, if any, will immediately remit all surplus to Borrower together with any property of Borrower's in Bank's possession. Provided that Bank immediately remits any surplus to Borrower, in no event will Bank be liable to Borrower for interest on any surplus. Notwithstanding anything to the contrary contained in this Agreement, Bank has no obligation to junior lienholders, Account Debtors or other third parties.

SECTION 10.  POWER OF ATTORNEY
             -----------------

  Borrower does hereby appoint Bank, or Bank's nominee, as its attorney-in-fact, to exercise the following powers, at Borrower's expense, after any Default hereunder, which appointment, being coupled with an interest, is irrevocable until all of the Indebtedness is paid in full:

   (a) administer Contracts, Inventory, Equipment and other collateral and the proceeds thereof;

   (b) receive and endorse for the sole use and benefit of Bank all checks, drafts and remittances made payable to Borrower representing payments on Contracts or payment of insurance claims on goods identified to Contracts, and to endorse Borrower's name on any bill of lading, receipt, freight item or similar document;

   (c) receive, open and dispose of mail addressed to Borrower and, in connection therewith, to execute and deliver notices and documents of suit and authorizations, in the name of Borrower or Bank, as the United States Postal Department or other agency may require;

   (d) send verifications and to sign the name of Borrower or Bank or Bank's designee to all audit inquiries made of Account Debtors, to information release authorizations in connection therewith, to all applications for documents of title, title certificates and similar documents, to any financing statements or other documents deemed necessary to continue Bank's perfected security interest, to any notice of claim, satisfaction or release in connection with a Contract, and to any Proof of Claim in Bankruptcy or similar document;

   (e) settle, adjust or compromise any Contract or any legal action involving a Contract;

   (f) take all necessary action to collect Contracts, including bringing legal proceedings in the name of Borrower; and

   (g) do all acts and things necessary, in Bank's sole discretion, to fulfill Borrower's obligations under this Agreement.

Bank shall use reasonable efforts to apprise Borrower of all Bank's actions and, to the extent it will not negate Bank's remedies for Default, preserve Borrower's business intact.

SECTION 11.   INDEMNIFICATION
              ---------------

Borrower hereby indemnifies Bank from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Indebtedness) be imposed on, incurred by or asserted against Bank in any way relating to or arising out of Bank's exercise of its rights under Sections 9 and 10 of this Agreement; provided that Borrower shall not be liable
           --------
for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Bank's gross negligence or wilful misconduct. The agreements in this Paragraph shall survive the payment of the Indebtedness.

SECTION 12.     REPRESENTATIONS AND WARRANTIES
                ------------------------------

To induce Bank to enter into this Agreement and make the Loan, Borrower represents and warrants to Bank that:

12.1   Existence.  Borrower is a corporation duly organized, validly existing
       ---------
and in good standing under the laws of its state of incorporation, has all requisite corporate power to own its assets and carry on its business as now or proposed to be carried on, and is duly qualified, licensed and in good standing as a foreign corporation to do business in all jurisdictions wherein its ownership of property or the nature of its business requires such qualification or licensing.

12.2   Authority.  Borrower is duly authorized to execute and deliver the Loan
       ---------
Documents. All necessary action to authorize the execution and delivery of the Loan Documents has been properly taken, Borrower is and will continue to be duly authorized to borrow hereunder and to perform all of the other terms and provisions of the Loan Documents.

12.3   Enforceable Obligation.  This Agreement has been duly and validly
       ----------------------
executed and delivered by Borrower and constitutes a valid and legally binding agreement of Borrower enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights. The other Loan Documents when duly executed and delivered by Borrower pursuant to the provisions hereof, will constitute valid and binding obligations of Borrower enforceable in accordance with the terms thereof and of this Agreement, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights.

12.4   Application of Other Restrictions.  Borrower is not a party to any
       ---------------------------------
contract or agreement or subject to any charter or other corporate or legal restriction of any kind which, in the opinion of Borrower, materially and adversely affects the business, properties or assets, or the condition, financial or otherwise of Borrower. Neither the execution and delivery of this Agreement nor compliance with the terms, conditions and provisions hereof and of the other Loan Documents will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, the Articles of Incorporation or By-Laws of Borrower or of any law or of any regulation, order, writ, injunction or decree of any court or governmental agency, or of any indenture or other agreement or instrument to which Borrower is a party or by which Borrower is bound or to which Borrower is subject, or will result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower pursuant to the terms of any such indenture or agreement or instrument, except as contemplated by the provisions of this Agreement, and does not and will not require any approval or consent of the government or of any other federal regulatory body or of any state or local commission or authority having jurisdiction with respect thereto, or that such approval has been obtained and is in full force and effect on the date hereof.

12.5    Financial Condition.  Borrower has delivered or caused to be delivered
        -------------------
to Bank the latest copies of Financial Statements of Borrower. The Financial Statements are complete and correct and fairly present the financial condition of Borrower and the results of its operations and transactions in its surplus accounts as of the date and for the periods referred to. Borrower has no material liabilities, direct or indirect, fixed or contingent, as of the date of such Financial Statements which are not reflected therein or in the notes thereto. Since the date of the Financial Statements, there has been no material adverse change in the financial condition of Borrower.

12.6    Litigation; Proceedings; Title to Property.  There are no legal actions
        ------------------------------------------
or proceedings pending or, to the knowledge of Borrower, threatened against or affecting Borrower before any court or any governmental department or agency the result of which might substantially impair Borrower's operations or financial condition or its ability to repay the Indebtedness. Borrower (i) has complied with all applicable statutes and regulations of all governmental authorities having jurisdiction over it, (ii) is not in default with respect to any order, writ, injunction or decree of any court or governmental agency, and (iii) has good title to its properties and assets.

12.7    Pension Plans.  Borrower is in compliance in all material respects with
        -------------
all applicable provisions of ERISA related to minimum funding requirements for each Plan. Borrower has not incurred any material liability to the PBGC with respect to any Plan maintained for employees of Borrower or any of its subsidiaries or of any member of a "controlled group of corporations", as that term is defined in Section 1563 of the Internal Revenue Code of 1986, as amended, of which Borrower is a part.

12.8  Letter Agreement.  Borrower shall comply fully with the terms and
      ----------------
conditions of the Letter Agreement, which shall survive the execution of this Agreement.

SECTION 13.     AFFIRMATIVE COVENANTS
                ---------------------

Borrower covenants that, unless compliance is waived in writing by Bank and until payment in full of all of its Indebtedness to Bank and interest thereon:

13.1   Corporate Existence.  Borrower will preserve, or cause to be preserved,
       -------------------
its corporate existence and be qualified, or cause to be qualified, to do business in all jurisdictions where ownership of property or the nature of its business requires such qualifications, and obtain and retain all necessary licenses, permits, leases and other permissions to conduct its business.

13.2   Payments of Taxes and Other Charges.  Borrower will pay or cause to be
       -----------------------------------
paid all taxes, assessments and other governmental charges to which Borrower or its properties are or shall be subject before such charges become delinquent, except that no such charge need be paid for so long as its validity or amount shall be contested in good faith by appropriate proceedings duly prosecuted and Borrower shall have set up on its books such reserve with respect thereto as shall be dictated by sound accounting practices.

13.3  Financial Statements and Reports.  Borrower will deliver to Bank as soon
      --------------------------------
as practicable, but in any event (i) within 120 days after the close of each fiscal year, Borrower's annual audited Financial Statements, all certified without qualification by an independent certified public accountant reasonably acceptable to Bank; (ii) within 45 days after the end of each calendar month, Borrower's Financial Statements, certified, subject to ordinary and usual adjustment, by a principal officer of Borrower; and (iii) within 20 days following the close of each month, Borrower's detailed schedules of accounts receivable aging analysis. All statements shall be prepared in accordance with generally accepted accounting principles consistently applied. Further, Borrower shall at any time and from time to time submit to Bank such other or additional information relating to its affairs as Bank shall reasonably request.

13.4    Access to Records.  Borrower will (i) maintain proper books of record
        -----------------
and account in accordance with sound accounting practice in which full, true and correct entries shall be made of all its properties and assets and its dealings and business affairs; (ii) permit Bank to have access, at any time and from time to time, on reasonable notice and during normal business hours, to its books and records to the extent that Bank shall reasonably request; and (iii) permit Bank to make copies of such books and records and to remove such copies from the offices of Borrower to the extent that the same is reasonably necessary.

13.5    Certificate of No Default.  Borrower will simultaneously with the
        -------------------------
delivery of the annual Financial Statements, issue a certification of the chief financial officer of Borrower stating whether the preparation of the Financial Statements by the certified public accountant has disclosed any condition or event which constitutes a Default or an Unmatured Default, and, if such a condition or event has been so disclosed, specifying the nature and extent thereof and the corrective measures which Borrower proposes to take in relation thereto.

13.6  Insurance.  Borrower will maintain at all times adequate insurance to the
      ---------
satisfaction of Bank with insurers acceptable to Bank against such risks of loss as are customarily insured against and in amounts customarily carried by persons owning, leasing or operating similar properties, including, but not limited to, fire, theft and extended coverage insurance in an amount at least equal to the total full insurable value of Borrower's Inventory and Equipment, provided that the amount of such insurance shall at all times be sufficient to prevent Borrower from becoming a co-insurer under the terms of any insurance policy. Such insurance shall have a long form lender's loss payable endorsement in favor of Bank, providing for at least thirty (30) days written notice to Bank prior to cancellation and, in this regard, Borrower shall cause a certificate of insurance to be delivered to Bank prior to the initial Advance under this Agreement and no later than thirty (30) days prior to the expiration of any such insurance coverage. Borrower will also keep itself adequately insured at all times against liability on account of injury to persons or property and comply with the insurance provisions of all applicable worker's compensation laws and will effect all such insurance under valid and enforceable policies issued by insurers of recognized responsibility. Prior to the initial Advance under this Agreement and thereafter within ninety (90) days of the close of each fiscal year, Borrower will deliver to Bank a schedule indicating all insurance then in force.

In the event Borrower fails to secure insurance as provided above, Bank is hereby authorized, at its election, to pay the cost of insurance. Borrower hereby agrees to repay all sums so paid on demand with interest at the highest rate provided for in this Agreement. Until repayment, all such sums shall be secured by the security interests provided for herein.

13.7  Maintenance of Assets.  Borrower will maintain, or cause to be maintained,
      ---------------------
its properties and assets in good order and preserve and protect Bank's security interests provided for herein as first, prior and only liens on Borrower's property and assets.

In the event Borrower fails to maintain its property and assets in good order, or fails to preserve and protect Bank's security interests as hereinabove provided, Bank is authorized at its election to pay the cost of maintaining Borrower's property and assets or the costs of discharging any lien thereon and Borrower agrees to repay all sums so paid on demand with interest at the rate provided for in this Agreement. Until repayment, all such sums shall be secured by the security interests provided for herein.

13.8   Payment of Certain Obligations.  Borrower will pay or cause to be paid
       ------------------------------
all costs and expenses in connection with the recording and/or filing of any documents, statements or instruments incidental hereto, or the insuring of same, and any stamp or other taxes which may be payable with respect to the execution or delivery of the Loan Documents or of any statements, instruments or documents, which obligation shall survive the termination of this Agreement.

13.9   Litigation and Proceedings.  Borrower will promptly notify Bank of any
       --------------------------
material litigation or proceedings commenced against Borrower.

13.10   SEC Statements.  Borrower will promptly furnish to Bank copies of all
        --------------
material which Borrower shall file with the Securities and Exchange Commission or any national securities exchange, including, but not limited to, all registration statements, annual reports on Form 10K, quarterly reports on Form 10Q, reports on Form 8K, proxy material and annual reports to shareholders, and any and all amendments thereof or supplements thereto.

13.11  Use of Advances.  Borrower will use Advances only for shareholder
       ---------------
distributions and working capital.

13.12  Notice of Default.  Borrower will promptly notify Bank of (i) the
       -----------------
happening of any event which constitutes a Default or an Unmatured Default; or
(ii) any other materially adverse change in Borrower's financial condition, business or operation.

13.13  Bank Accounts.  Borrower will establish and maintain at Bank all of
       -------------
Borrower's primary depository accounts.

13.14  Tangible Net Worth.  Borrower will maintain a minimum Tangible Net Worth
       ------------------
of $1,000,000.00 plus 35% of Borrower's net income, to be measured at fiscal year end. The base will be reset on an annual basis.

13.15  Ratio of Total Liabilities to Tangible Net Worth.  Borrower will maintain
       ------------------------------------------------
a ratio of total liabilities to Tangible Net Worth of not greater than (i) 6 to 1 through December 31, 1993, (ii) 3 to 1 through December 31, 1994 and (iii) 2 to 1 thereafter.

13.16  Ratio of Cash Flow to the total of Current Maturities of Long Term Debt
       -----------------------------------------------------------------------
plus Unfunded Capital Expenditures.  Borrower will maintain a ratio of Cash Flow
----------------------------------
to the total of current maturities of long term debt plus Unfunded Capital Expenditures of not less than 1.0 to 1.

  13.17  Further Action.  At the request of Bank, Borrower will execute such
         --------------
other documents as Bank may reasonably require to carry out the intent and purpose of this Agreement.

SECTION 14.  NEGATIVE COVENANTS
             ------------------

Borrower covenants that, unless compliance is waived in writing by Bank, so long as it may borrow hereunder and until payment in full of all of its Indebtedness to Bank and interest thereon:

14.1  Change in Business, Management or Ownership.  Borrower will not make or
      -------------------------------------------
permit any material change in the nature of its business as carried on as of the date of this Agreement, in composition of its current executive management, or in its stock ownership,except for the changes anticipated by the investment of
T. A. Associates substantially in the form presented to Bank.

SECTION 15.  CONDITIONS OF LENDING.
             ---------------------

15.1  Conditions Precedent to Initial Advance.  The obligation of the Bank to
      ---------------------------------------
make the initial Advance is subject to the condition precedent that the Bank shall have received all of the following:

   (a) A certified copy of the resolution of the Board of Directors of Borrower authorizing the execution and delivery of, and performance under the Loan Documents;

   (b) An incumbency certificate, executed by the Secretary or Assistant Secretary of Borrower, which shall identify the name and title and bear the signatures of the Borrower's officers who are authorized to sign the Loan Documents;

   (c) A favorable legal opinion, acceptable to Bank, of Borrower's legal counsel as to the representations and warranties of Borrower set forth in Sections 12.1, 12.2, 12.3, 12.4, 12.6 and 12.7 of this Agreement;

   (d) The evidence of insurance required by this Agreement; and

   (e) Such other instruments and documents Bank or its legal counsel shall reasonably request.

15.2  Conditions Precedent to All Advances.  The obligation of the Bank to make
      ------------------------------------
any Advance (including the initial Advance) shall be further subject to the satisfaction of each of the following conditions:

   (a) On each such date, no Default or Unmatured Default shall have occurred and be continuing;

   (b) There is no default by Borrower in the performance of obligations under any contract, indenture or other agreement or instrument to which Borrower is a party which would have a materially adverse effect on the operations of Borrower;

   (c) The representations and warranties of Borrower contained in Section 12 of this Agreement shall be true on and as of the date of each report, as of the time of each supplemental assignment and as of the time of each Advance with the same effect as though such representations and warranties had been made on and as of such date; and

   (d) Borrower shall promptly provide Bank with such other opinions, documents, evidence, materials and information as Bank may from time to time reasonably require.

SECTION 16.  DEFAULT
             -------

The occurrence of any of the following events shall be deemed a  Default:

16.1   Default in Payment.  Borrower shall fail to pay principal or interest
       ------------------
when due on the Notes, which failure remains uncured for ten days.

16.2   Insolvency.  (a) Borrower shall become insolvent or shall be unable to
       ----------
pay its debts as they mature, or Borrower shall cease operations, file a voluntary petition in bankruptcy or a voluntary petition seeking reorganization or to effect a plan or other arrangement with creditors, or shall file an answer admitting the jurisdiction of the court and the material allegations of any involuntary petition pursuant to any Act of Congress relating to bankruptcy, or shall be the subject of any order for relief, or shall make an assignment for the benefit of creditors or make an assignment to an agent (authorized to liquidate any substantial amounts of the assets of Borrower), or shall apply for or consent to or suffer the appointment of a receiver or trustee for Borrower or a substantial part of its property; or

   (b) An order for relief shall be entered pursuant to an Act of Congress relating to bankruptcy with respect to an involuntary petition seeking reorganization of, or an order shall be entered appointing any receiver or trustee for, Borrower or a substantial part of its property, or a writ or warrant of attachment or any similar process shall be issued against a substantial part of the property of Borrower, or an order shall be entered at either the state court level enjoining or preventing Borrower from conducting all or any part of its business as it is usually conducted, or garnishment proceedings shall be instituted by attachment, levy or otherwise, against any deposit balance maintained, or any property deposited, with Bank by Borrower, which remains in effect unstayed for 60 days.

16.3   Litigation.  Borrower shall fail, within the period allowed by law, to
       ----------
contest in good faith or take reasonable corrective measures with respect to any litigation or proceedings then pending against Borrower, the outcome of which, in the reasonable judgment of Bank, would materially and adversely affect the financial condition, business or properties of Borrower.

16.4   Default in Performance of Agreements or Covenants.  Borrower shall
       -------------------------------------------------
default in the performance of any of Borrower's agreements and covenants set forth in the Loan Documents or any other agreement with Bank and such default shall remain uncured for a period of thirty days after written notice from Bank to Borrower.

16.5   Representations.  Any representation or warranty made by Borrower is
       ---------------
untrue or incomplete in any material respect or any schedule, statement, report, warranty, representation, notice or writing furnished by Borrower pursuant to this Agreement is untrue or incomplete in any material respect on the date as of which the facts set forth are stated or certified.

16.6   Pension Plans.  There occurs a "reportable event" or a "prohibited
       -------------
transaction" on the part of the Borrower under ERISA which remains uncured for a period of thirty (30) days after Borrower receives written notice thereof.

16.7    Assignment.  Borrower shall voluntarily assign, or there shall occur any
        ----------
transfer, by operation of law or otherwise, of, all or any portion of this Agreement or any of the Loan Documents without the prior written consent of Bank.

16.8    Materially Adverse Change.  Any materially adverse change in the
        -------------------------
financial condition of Borrower shall occur and remain uncured for thirty days after written notice form Bank to Borrower.

16.9  Cross Default.  Any other indebtedness of Borrower becomes, or is declared
      -------------
to be, due and payable prior to its expressed maturity by reason of any default with respect thereto, or is not paid or renewed at its stated maturity and such default remains uncured for a period of thirty days.

16.10  Judgment.  A judgment or judgments in excess of $100,000 in the aggregate
       --------
shall be entered against Borrower for the payment of money, and Borrower shall fail to promptly and diligently appeal the same in good faith.

16.11  Tax Lien.  A tax lien or liens in excess of $100,000 in the aggregate
       --------
shall be levied against Borrower or its property, and Borrower shall not satisfy the same within five (5) days of such levy or Borrower shall fail to promptly and diligently contest the validity or amount of such tax lien in good faith by appropriate proceedings.

SECTION 17.  REMEDIES
             --------

Upon Borrower's default:

If any Default occurs, all Indebtedness shall be immediately due and payable, and Bank's commitment to lend hereunder shall immediately terminate. Bank may exercise all the remedies available under the Loan Documents, and under all applicable law including, but not limited to, the power to confess judgment contained in the Notes, the right to reasonable attorney's fees and legal expenses, and all remedies set forth in the applicable Uniform Commercial Code. At the request of Bank, Borrower will assemble the collateral and make it available to Bank at a place to be designated by Bank. Without limiting any other rights Bank may have, Bank may sell any or all collateral at one or more public or private sales and apply the proceeds of any such sale to the expenses of the sale, reasonable attorney's fees, court costs, expenses of storing and preserving the collateral, accrued interest and unpaid principal. Subject to applicable law and the rights of junior lienholders, if any, any surplus shall be paid to Borrower. Borrower shall be liable for any deficiency. Borrower waives its right to redeem the collateral. All rights and remedies given Bank hereunder and by law shall be cumulative and not alternative and are not exclusive of any other remedies that may be available to Bank, whether at law, in equity or otherwise.

SECTION 18.  MISCELLANEOUS
             -------------

18.1  Notices.  Any notices required or permitted to be given pursuant hereto,
      -------
or in connection therewith, shall be deemed to have been fully given when addressed and mailed, postage prepaid, as follows:

If to Bank:                     If to Borrower:

PNC Bank                        Mastech Systems Corporation
One PNC Plaza                   2090 Greentree Rd.
Pittsburgh, Pa. 15265           Pittsburgh, Pa. 15220

Attention:                          Attention:
           ---------------                      ---------------

18.2  Expenses.  All reasonable costs and expenses, including, but not limited
      --------
to, the cost of services of Bank's in-house legal counsel and/or reasonable outside attorney's fees, incurred by Bank in all efforts made to enforce payment or otherwise effect collection of any Contract, as well as all attorney's fees and legal expenses incurred in instituting, maintaining, preserving, enforcing and foreclosing the security interest in any of the collateral, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or relating to this Agreement, shall be charged to Borrower's account and added to the Advances. All statements, reports, certificates, opinions and other documents or information furnished to Bank shall be supplied without cost to Bank.

18.3  Waiver.
      ------

   (a) Bank's delay or failure to enforce any right, power or remedy hereunder will not operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by Bank preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

   (b) Borrower hereby waives notice of non-payment of any of the Contracts, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

18.4  Successors and Assigns.  This Agreement shall bind and inure to the
      ----------------------
benefit of the parties and their respective successors and assigns (except that Borrower shall have no right to assign, voluntarily or by operation of law, any of its rights hereunder without Bank's consent in writing and provided further that nothing herein is intended by any party to confer any rights upon any third party as a beneficiary), for so long as Borrower remains indebted to Bank for any sums loaned or advanced pursuant hereto and any interest due thereon.

18.5  Jurisdiction.  This Agreement and the Notes have been accepted at and will
      ------------
be deemed to have been made at Pittsburgh, Pennsylvania and will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the Commonwealth of Pennsylvania, and Borrower hereby agrees to the jurisdiction of any state or federal court located within Allegheny County, Pennsylvania, or such other venue as Bank chooses, and consents that all service of process be made by certified mail directed to Borrower at Borrower's address set forth herein for notices and service so made will be deemed to be completed five (5) business days after the same has been deposited in U.S. mails, postage prepaid; provided that nothing contained herein will prevent Bank from bringing any action or exercising any rights against any security or against the undersigned individually, or against any property of Borrower within any other state or nation to enforce any award or judgment obtained in the federal or state court located within Allegheny County, Pennsylvania, or such other venue as Bank chooses. Borrower waives any objection based on forum non conveniens
                                                         --------------------
and any objection to venue in any action instituted hereunder.

18.6  Non-Banking Days.  Whenever any payment hereunder shall become due and
      ----------------
payable on a day which is not a banking day in

Pittsburgh, Pennsylvania, such payment may be made on the next succeeding banking day and such extension of time shall in such case be included in computing interest in connection with such payment.

18.7  Integration.  This Agreement, including the Letter Agreement, is the
      -----------
entire agreement relating to this financing transaction and it supersedes all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein.

18.8  Amendment or Waiver.  No amendment or waiver of any provision of this
      -------------------
Agreement, nor consent to any departure by Borrower therefrom will be valid unless stated in a writing executed by the parties.

18.9  Severability.  If any part or provision of this Agreement is found or
      ------------
declared to be invalid or in contravention of any governing law or regulation, such part or provision shall be severable without affecting the validity of any other part or provision of this Agreement.

18.10  Participation.  At any time and from time to time, without any notice to
       -------------
Borrower, Bank may sell, assign, transfer, negotiate, grant participations in, or otherwise dispose of all or any part of Bank's interest in the Loan.
Borrower hereby authorizes Bank to provide from time to time, upon notice to Borrower, any information concerning Borrower, including without limitation, information pertaining to Borrower's financial condition, business operations or general creditworthiness, to any person or entity which may succeed to or participate in all or any part of Bank's interest in the Loan.

18.13  Headings.  Section headings used in this Agreement are intended for
       --------
convenience only and shall not affect the meaning or construction of this Agreement.

18.14 Waiver of Jury Trial.  BORROWER WAIVES ANY AND ALL RIGHTS BORROWER MAY
      --------------------
HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT OR THE NOTES, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR THE NOTES OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS AND ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

WITNESS the due execution hereof with the intent to be legally bound hereby.


ATTEST:                         MASTECH SYSTEMS CORPORATION


/s/ Sunil Wadhwani              By  /s/ Ashok Trivedi
--------------------------        ----------------------------

Title                           Title   President
     ---------------------           -------------------------



ATTEST:                         PNC BANK, NATIONAL ASSOCIATION


                                By  /s/ William L. Campbell
--------------------------        --------------------------

Title                           Title   Vice Presient
     --------------------            ------------------------


rtl/mastech.lsa

                                  EXHIBIT "A"

                             REVOLVING CREDIT NOTE

$3,000,000.00                                           Pittsburgh, Pennsylvania

                                                                        , 1993
                                                         ---------------



FOR VALUE RECEIVED, the undersigned promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION ("Bank"), its successors or assigns, at Fifth Avenue and Wood Street, Pittsburgh, Pennsylvania, or at such other place as any holder may direct, THREE MILLION DOLLARS ($3,000,000.00), or so much thereof as may be disbursed to or for the account of the undersigned and remains unpaid, on the Expiration Date, together with interest from date of disbursement on the unpaid balance until payment in full, at a rate or rates per annum as set forth in
Section 2.3 of the Agreement.

After maturity, this Revolving Credit Note shall bear interest until paid, whether or not judgment hereon has been entered against the undersigned, at a rate per annum which is at all times equal to the sum of the above stated rate plus one percent (1%). Where required by law, no interest rate charged
----
hereunder shall exceed the applicable usury rate in effect on the date of this Note. Where not prohibited by law, interest shall be computed on the basis of a year of 360 days and paid on the actual number of days elapsed.

This Revolving Credit Note is executed and delivered under and pursuant to the
terms of that certain Loan and Security Agreement dated                , 1993
                                                        ---------------
between Bank and the undersigned, as the same may be amended from time to time ("Agreement"), to which reference is hereby made for the purpose of incorporating herein all of the terms thereof. All capitalized terms used herein and not otherwise defined shall have the meanings as used and defined in this Agreement.

POWER TO CONFESS JUDGMENT. The undersigned hereby empowers any Prothonotary or attorney of any court of record within the United States of America or elsewhere, after any Default under the terms of the Agreement, to appear for the undersigned and, with or without complaint filed, confess judgment, or a series of judgments, against the undersigned in favor of the payee or any holder hereof for the above sum together with interest thereon, whether by acceleration or otherwise, costs of suit and an attorney's fee for collection hereinafter provided for. The undersigned hereby forever waives and releases all errors in said proceedings, waives stay of execution and extension of time of payment, and waives all exemptions from levy and sale of any property that now is or hereafter may be exempted by law.

  No single exercise of the foregoing power to confess judgment, or a series of judgments, shall be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be valid, voidable, or void, but the power shall continue undiminished and it may be exercised from time to time as often as the holder hereof shall elect until such time as the holder shall have received payment in full of the debt, interest and costs.

WAIVER OF EXEMPTIONS. The undersigned waives all laws exempting real or personal property from execution.

ATTORNEY'S FEE FOR COLLECTION. If this Revolving Credit Note is not paid when due and is placed with an attorney for collection, and whether or not suit is entered hereon or judgment confessed against the undersigned, the undersigned further agrees to pay holder hereof, in addition to the principal and interest then due, the costs of suit and a reasonable attorney's fee not to exceed 5% of such principal for collection.

No failure on the part of the holder to exercise any of its rights hereunder shall be deemed a waiver of such rights or of any default.

As used in this Note, "Bank" shall mean "Bank, its successors and assigns" and "undersigned", if there are more than one, shall mean "all of the undersigned or each or any of them", and they are jointly and severally bound.

WITNESS the due execution and sealing hereof with the intent to be legally bound hereby.

ATTEST:                         MASTECH SYSTEMS CORPORATION (SEAL)



                                By
--------------------------        -----------------------

Title                           Title
     ____________________            _____________________


rtl/mastech.exa

                                  EXHIBIT "B"

                                   TERM NOTE

$4,000,000.00                                           Pittsburgh, Pennsylvania

                                                                     , 1993
                                                      ---------------


FOR VALUE RECEIVED, the undersigned promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION ("Bank"), its successors or assigns, at Fifth Avenue and Wood Street, Pittsburgh, Pennsylvania 15222, or at such other place as any holder may direct, FOUR MILLION DOLLARS ($4,000,000.00), together with interest from date advanced until maturity, at the rate or rates per annum as set forth in Section 2.8 of the Agreement.

After maturity, this Term Note shall bear interest until paid, whether or not judgment hereon has been entered against the undersigned, at a rate per annum which is at all times equal to the sum of the above stated rate plus one percent
                                                                ----
(1%). Where required by law, no interest rate charged hereunder shall exceed the applicable usury rate in effect on the date of this Note. Where not prohibited by law, interest shall be computed on the basis of a year of 360 days and paid on the actual number of days elapsed.

Principal and interest shall be due and payable as provided in Section 2.9 of the Agreement.

This Term Note is executed and delivered under and pursuant to the terms of that
certain Loan and Security Agreement dated                   , 1993 between the
                                          ------------------
Bank and the undersigned, as the same may be amended from time to time ("Agreement"), all of the terms and conditions of which are specifically incorporated herein by reference. All capitalized terms not otherwise defined in this Note are used herein with the same meaning as used and defined in the Agreement unless the context otherwise requires.

POWER TO CONFESS JUDGMENT. The undersigned hereby empowers any attorney of any court of record within the Commonwealth of Pennsylvania or elsewhere, after any Default under the terms of the Agreement, to appear for the undersigned and, with or without complaint filed, confess judgment, or a series of judgments, against the undersigned in favor of the Bank for the above sum together with interest thereon, costs of suit and attorney's fees hereinafter provided for. The undersigned hereby forever waives and releases all errors in said proceedings, waives stay of execution and extension of time of payment, and waives all exemptions from levy and sale of any property that now is or hereafter may be exempted by law.

No single exercise of the foregoing power to confess judgment, or a series of judgments, shall be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be valid, voidable, or void, but the power shall continue undiminished and it may be exercised from time to time as often as the Bank shall elect until such time as the Bank shall have received payment in full of the debt, interest and costs.

ATTORNEY'S FEE FOR COLLECTION. If this Term Note is not paid when due and is placed with an attorney for collection, and whether or not suit is entered hereon or judgment confessed against the undersigned, the undersigned further agrees to pay the Bank, in addition to the principal and interest then due, the costs of suit and a reasonable attorney's fee not to exceed 5% of such principal and interest.

As used in this Note, "Bank" shall mean "Bank, its successors and assigns" and "undersigned", if there are more than one, shall mean "all of the undersigned or each or any of them", and they are jointly and severally bound.

No failure on the part of the Bank to exercise any of its rights hereunder shall be deemed a waiver of such rights or of any default. Any notice which the Bank shall elect to give shall be deemed to be given if deposited in the mails addressed to the undersigned at its address on the Bank's records.

Presentment, protest, notice of dishonor and notice of default are hereby waived.

WITNESS the due execution and sealing hereof with the intent to be legally bound hereby.

ATTEST:                         MASTECH SYSTEMS CORPORATION



                                By
--------------------------        -----------------------  (SEAL)

Title                           Title
     ____________________            _____________________



rtl/mastech.exb

                              AMENDED AND RESTATED
                                 LOAN AGREEMENT


THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT is made this ___ day of December 1993, by and between MASTECH SYSTEMS CORPORATION, a Pennsylvania corporation and PNC BANK, NATIONAL ASSOCIATION.

                                   RECITALS:

On July __, 1993 Borrower and Bank entered into a loan and security agreement wherein Bank agreed to lend and Borrower agreed to borrow amounts, in the aggregate, not to exceed $7,000,000.00 in the form of a term loan and a line of credit.

Borrower has requested various changes to the loan agreement, including increasing the Revolving Credit and deleting the Term Loan and release of the Bank's security interest.

Bank has agreed to the changes and has agreed to amend and restate the loan and security agreement to incorporate the changes.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.  DEFINITIONS
            -----------

1.1  Defined Terms.  As used herein and in the Exhibits hereto, the following
     -------------
terms shall have the following meanings, unless the context otherwise requires:

"Account Debtor" means each person, natural or artificial, obligated to pay on, under or pursuant to a Contract.

"Advance" means any loan, advance or other disbursement to or for the account of Borrower by Bank.

"Affected Loan" means the Loans described in Section 2.12 hereof.

"Agreement" means this Amended and Restated Loan and Security Agreement, as it may from time to time be amended, supplemented or otherwise modified.

"Availability Report" means the Bank form which the Borrower must submit with each request for an Advance or otherwise as provided in this Agreement. A copy of the Availability Report is attached hereto as Exhibit "C".

"Bank" means PNC Bank, National Association.

"Borrower" means Mastech Systems Corporation.

"Borrowing Base" means an amount which is the total of 85% of the Net Amount of Qualified Contracts.

"Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in Pittsburgh, Pennsylvania are required or authorized to close.

"Cash Flow" means net income plus depreciation plus amortization plus other non-
                             ----              ----              ----
cash items.

"Contract" means Borrower's right to the payment of money however evidenced or arising. The term includes each existing and future account, contract right, chattel paper, instrument and document as defined by the applicable Uniform Commercial Code as in effect on the date of this Agreement.

"Default" means an event specified in Section 16 after the expiration of any applicable cure period.

"Equipment" means all goods new or used (other than Inventory), now owned and hereafter acquired by Borrower, wherever located, including, but not limited to, machinery, vehicles and fixtures, together with all accessions, parts, accessories and appurtenances thereto appertaining or attached or kept or used or intended to be used in connection therewith and all substitutions, renewals, improvements, replacements and additions.

"ERISA" means the Employee Retirement Income Security Act of 1974, as it may from time to time be amended, supplemented, or otherwise modified.

"Expiration Date" means May 31, 1994 or such subsequent date so designated by written notice from Bank to Borrower.

"Financial Statements" means Borrower's balance sheets and statements of cash flows for the year or quarter or month prepared in accordance with generally accepted accounting principles consistently applied on a basis consistent with prior years, unless specifically noted therein.

"Indebtedness" means all obligations and liabilities of Borrower to Bank, of every kind and nature, due or to become due, direct or contingent, whether arising under this Agreement or independently hereof, whether jointly liable with any other person or persons or not, and whether now existing or hereafter arising or contracted.

"Interest Payment Date" means for any Libor Loan with an Interest Period of three (3) months or less, the last day of such Interest Period; and for any Libor Loan with an Interest Period longer than three (3) months, (i) each day which is three (3), six (6) or nine (9) months after the first day of such Interest Period, and (ii) the last day of such Interest Period.

"Interest Period" means the period commencing on the date on which a Libor
Loan is made or continued as a Libor Loan and ending one (1), two (2), three
(3), six (6), nine (9) or twelve (12) months thereafter, as selected by Borrower in its Notice of Borrowing or its Notice of Conversion or Continuation; provided
                                                                        --------
that, all of the foregoing provisions relating to Interest Periods are subject
----
to the following:

   (A) if any Interest Period would otherwise end on a day which is not a Working Day, that Interest Period shall be extended to the next succeeding Working Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Working Day;

   (B) any Interest Period that would otherwise extend beyond the Expiration Date shall end on the Expiration Date;

   (C) if Borrower gives a Notice of Conversion or Continuation but shall fail to give notice of the length of the Interest Period to be applicable thereto as provided above, Borrower shall be deemed to have selected an Interest Period of two (2) months for the affected Libor Loan;

   (D) any Interest Period that begins on the last Working Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Working Day of such calendar month.

"Inventory" means all goods new or used, now owned and hereafter acquired by Borrower, wherever located, and held for sale or lease or furnished under a contract of service in the ordinary course of Borrower's business, including, but not limited to, all raw materials, work-in-process, materials used or consumed in Borrower's business, and finished goods, and all supplementary items, packing and shipping supplies, advertising materials and returned and repossessed goods.

"Libor Loans" means loans hereunder at such time as they are made and/or being maintained at a rate of interest based upon the Libor Rate.

"Libor Base Rate" means, with respect to each Interest Period for any Libor Advance, the average rate per annum at which Bank is offered dollar deposits in immediately available funds in United States dollars by prime banks in any eurodollar market reasonably selected by Bank two (2) Working Days prior to the beginning of such Libor Interest Period as at or about 10 A.M., London time, for delivery on the first day of such Interest Period for the number of days comprised thereof and in an amount equal to the amount of the Libor Advance to be outstanding during such Interest Period.

"Libor Rate" means a rate per annum calculated as follows:

               Libor Base Rate
       -------------------------------
       1.00 - Libor Reserve Percentage

"Libor Reserve Percentage" means , relative to any Interest Period, the reserve percentage (expressed as a decimal fraction, rounded upward to the nearest 1/100 of 1%), equal to the maximum aggregate reserve requirements (including all basic, emergency supplemental, marginal and other reserves and taking into account any transitional adjustments on other scheduled changes in reserve requirements), as prescribed by the Board of Governors of the Federal Reserve System (or any successor) and then applicable to assets or liabilities consisting of and including "Eurocurrency liabilities" as currently defined in Regulation D, issued by the Board of Governors of the Federal Reserve System, having a term approximately equal or comparable to such Interest Period.

"Liens" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any capitalized lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

"Loan" means the Revolving Credit Loan.

"Loan Documents" means this Agreement, the Revolving Credit Note, the Security Documents, if any, UCC Financing Statements, if any, and all other documents executed and delivered by Borrower to govern, evidence or secure the Indebtedness, and the statements, reports, certificates and other documents required by, or related to, any of the foregoing.

"Net Amount of Qualified Contracts" means the gross amount payable under Qualified Contracts outstanding at any time less claims, returns, maximum discounts, credits and allowances to Account Debtors in connection therewith, and less sales, excise and similar taxes.

"Notice of Borrowing" shall have the meaning given in Section 2.3.

"Notice of Conversion or Continuation" shall have the meaning given in Section 2.9.

"PBGC" means the Pension Benefit Guaranty Corporation established pursuant to ERISA.

"Permitted Encumbrances" means (a) Liens for taxes or assessments which are not yet due, Liens for taxes or assessments or Liens of judgments which are being contested, appealed or reviewed in good faith by appropriate proceedings which prevent foreclosure of any such Lien or levy of execution thereunder and against which Liens, if any, adequate insurance or reserves have been provided; (b) pledges or deposits to secure payment of workers' compensation obligations, unemployment insurance, deposits or indemnities to secure public or statutory obligations or for similar purposes; (c) those minor defects which in the opinion of Bank's counsel do not materially affect title to the collateral for the Loan; (d) Liens in favor of Bank; (e) the lessor's retained title to personal property which is the subject matter of a true operating lease to Borrower; and (f) those further encumbrances, if any, shown on Schedule 1
                                                               ----------
attached hereto.

"Plan" means any employee pension or other benefit plan of Borrower covered by ERISA.

"Prime Rate" means the interest rate per annum publicly announced by Bank from time to time as its prime rate. The Prime Rate is determined from time to time by Bank as a means of pricing some loans to its borrowers and neither is it tied to any external rate of interest or index, nor necessarily reflects the lowest rate of interest actually charged by it to any particular class or category of customers.

"Qualified Contract" means a Contract that at all pertinent times:

       (i) resulted from a bona fide outright sale and delivery of goods or services that is in no way dependent upon further performance by Borrower, that such goods or services are free of encumbrances to an Account Debtor who has accepted the goods or services and who is not a parent, subsidiary or affiliate of Borrower, nor an officer, stockholder, employee, or a member of the family of an officer, stockholder or employee of Borrower;

      (ii) no payment on account thereof is 60 days or more past due according to its original terms and the amount indicated as owing thereon is absolutely and actually owing, and is not contingent debt;

     (iii) the Account Debtor is located in the United States but the Account Debtor is not any state, county, municipality or other local governmental unit, or any department, agency or instrumentality thereof;

      (iv) is to the best of Borrower's knowledge free of default, dispute, counterclaim and set-off;

       (v) is to the best of Borrower's knowledge enforceable according to its terms against each named Account Debtor, the goods identified thereto have not been returned or repossessed and Borrower has no reason to expect potential liability to an Account Debtor with respect thereto;

      (vi) complies with all applicable law; and

     (vii) the Borrower has no notice of or any reason to expect the existence of any state of facts or the occurrence of any event that impairs its validity and Borrower knows of nothing that might render it less valuable than it purports to be and has done and will do nothing that might reasonably be expected to impair its value or Bank's right in it.

"Request Date" means each date on which Borrower applies to Bank for an Advance.

"Revolving Credit" means Bank's obligation to make Advances to Borrower in the maximum principal amount which may not exceed the lesser of (i) the Borrowing Base, or (ii) $7,000,000.00.

"Revolving Credit Note" means the Revolving Credit Note, in substantially the form of Exhibit "A" hereto, duly executed by Borrower and delivered to Bank to
        -----------
evidence Advances under the Revolving Credit, including any amendments, modification, renewals, extensions, substitutions or replacements thereof.

"Settlement Date" means any date on which the unpaid balance of Advances under the Revolving Credit exceeds the maximum Revolving Credit.

"Tangible Net Worth" means stockholders' equity in Borrower less all items
                                                            ----
properly classified as intangible, as determined in accordance with generally accepted accounting principles consistently applied.

"Unfunded Capital Expenditures" means capital expenditures made from Borrower's funds other than borrowed funds.

"Unmatured Default" means any event which with notice, or lapse of time, or both, would constitute a Default.

"Working Day" means any day on which dealings in foreign currencies and exchange between banks may be carried on in Pittsburgh, Pennsylvania and London, England.

1.2  Use of Defined Terms.  All terms defined in this Agreement shall have the
     --------------------
defined meanings when used in the Loan Documents, unless the context otherwise requires.

1.3  Accounting Terms.  Each accounting term not defined herein and each
     ----------------
accounting term partly defined herein, to the extent not defined, shall have the meaning given it under generally accepted accounting principles.

1.4  Other Definitional Provisions.  The words "hereof", "herein", "hereunder"
     -----------------------------
and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

SECTION 2.  AMOUNT AND TERMS OF LOAN
            ------------------------

2.1  Revolving Credit Commitment.  (a) Subject to the terms and conditions of
     ---------------------------
this Agreement, Bank agrees to extend credit to Borrower by making Advances to it from time to time in an aggregate principal amount up to but not exceeding at any one time outstanding the Revolving Credit Commitment. Borrower may use the Revolving Credit by borrowing, paying or prepaying and reborrowing, all as provided herein.

     (b) Bank will make Advances to Borrower, upon Borrower's request, up to such amount as Borrower is entitled under this Agreement, on the next business day of Bank after the Request Date.

     (c) Immediately upon notice from Bank, Borrower will make such payments as may be necessary at any time to reduce the unpaid balance of Advances at such time to such amount as may be then permitted under the Revolving Credit.

2.2  Revolving Credit Note.  (a) The Advances made by Bank pursuant to Section
     ---------------------
2.1 shall be evidenced by the Revolving Credit Note, payable to the order of Bank, and representing the obligation of Borrower to pay the lesser of (i) the amount of the Revolving Credit and (ii) the aggregate unpaid principal amount of all Loans made by Bank hereunder, with interest thereon as prescribed in Section
2.6. The Revolving Credit Note shall (A) be dated the date of the initial Advance hereunder, (B) be stated to mature on the Expiration Date and (C) bear interest for the period from the date thereof on the unpaid principal amount thereof from time to time outstanding at the interest rate per annum determined as provided in Section 2.6. Interest on the Revolving Credit Note shall be payable as specified in Section 2.6.

   (b) Bank shall open and maintain on its books a loan account in Borrower's name with respect to disbursements made, prepayments, the computation and payment of interest and other amounts due and sums paid to Bank hereunder. Such loan account shall be conclusive and binding on Borrower as to the amount at any time due to Bank from Borrower except in the case of manifest error in computation.

2.3  Borrowing Procedure.  Borrower may borrow under the Revolving Credit on any
     -------------------
Business Day; provided that Borrower shall give Bank irrevocable telephonic,
              --------
written or telecopy notice, (in the case of telephonic notice, such notice shall be immediately confirmed in writing or by telecopy) prior to the requested borrowing date ("Notice of Borrowing"), (which notice must be received by Bank prior to 12:00 Noon, Pittsburgh time, specifying (i) the amount to be borrowed, and (ii) the requested borrowing date. The proceeds of each borrowing will be made available to Borrower by Bank by crediting the account of Borrower with the amount of such borrowing.

2.4  Commitment Fee.  Borrower agrees to pay to Bank a commitment fee
     --------------
("Commitment Fee") for the period from the date of this Agreement to and including the Expiration Date, computed at the rate of 1/8% per annum on the Revolving Credit. The Commitment Fee shall be payable quarterly on the last day
of each        ,         ,          and         , commencing           , and
        -------  --------  --------     --------             ----------
upon termination of the Revolving Credit.

2.5  Optional Prepayments.  On the last day of the Interest Period, Borrower may
     --------------------
prepay the Revolving Credit Note, in whole or in part, without premium or penalty, by giving one (1) Business Day's prior irrevocable telephonic, written or telecopy notice, (in the case of telephonic notice, such notice shall be immediately confirmed in writing or by telecopy) to Bank (effective upon receipt), specifying the date and amount of prepayment. If such notice is given, Borrower shall make such prepayment, and the payment amount specified in such notice shall be due and payable on the date specified therein.

2.6  Interest Rate and Payment Dates.  (a) Each Advance shall bear interest for
     -------------------------------
the period from the first day of each Interest Period with respect thereto to, but not including, the last day of such Interest Period at a rate per annum equal to the Libor Rate determined for such Libor Interest Period plus one and
                                                                  ----
one-half percentage points (1-1/2%).

   (b) Interest on all Advances shall be payable in arrears on each Interest Payment Date.

2.7  Computation of Interest and Fees.  (a) The Commitment Fee shall be
     --------------------------------
calculated on the basis of a 365 or 366 day year (as the case may be) for the actual days elapsed. Interest in respect of the Advances shall be calculated on the basis of a 360 day year for the actual days elapsed. Bank shall promptly notify Borrower of each determination of a Libor Rate. Any change in the interest rate on the Advances resulting from a change in the Prime Rate shall become effective as of the opening of business on the day on which such change in the Prime Rate shall become effective. Bank shall promptly notify Borrower of the effective date and the amount of each such change in the Prime Rate.

   (b) Each determination, pursuant to and in accordance with any provision of this Agreement, of any interest rate applicable to an Advance for any Interest Period by Bank shall be conclusive and binding on Borrower in the absence of manifest error. Bank shall, at the request of Borrower, deliver to Borrower a statement showing the quotations given by Bank and the computations used by Bank in determining any Libor Rate.

2.8  Inability to Determine Interest Rate.  In the event that Bank shall have
     ------------------------------------
determined (which determination shall be conclusive and binding upon Borrower), that by reason of circumstances affecting the interbank eurodollar market, adequate and reasonable means do not exist for ascertaining the Libor Rate applicable for any Interest Period with respect to Borrower's request for a proposed borrowing for an Interest Period (any such Libor Rate Loan being herein called an "Affected Loan"), Bank shall forthwith give telecopy notice of such determination, confirmed in writing, to Borrower at least one (1) day prior to, the requested borrowing date, the requested conversion date, or the last day of the then current Interest Period for such Affected Loan that is to be continued as the same type of loan for an additional Interest Period as the case may be. If such notice is given (i) any requested Affected Loan shall be made as a Prime Rate Loan, (ii) any Loan that was to have been converted to an Affected Loan shall be continued as, or converted to, a Prime Rate Loan, as the case may be, and (iii) any outstanding Affected Loan shall be converted, on the last day of the then current Interest Period with respect thereto, to a Prime Rate Loan. Until such notice has been withdrawn by Bank, no further Affected Loans shall be made, nor shall Borrower have the right to convert a Loan of another type to an Affected Loan or to continue any Affected Loan as an Libor Rate Loan. Bank shall promptly withdraw such notice when it shall have determined that the conditions described in the first sentence of this Section 2.8 no longer exist.

2.9  Illegality.  Notwithstanding any other provisions herein, if any law,
     ----------
regulation, treaty or directive or any change therein or in the interpretation or application thereof, shall make it unlawful for Bank to make or maintain Libor Rate Loans as contemplated by this Agreement, (a) the obligation of Bank hereunder to make a Libor Loan shall forthwith be cancelled and (b) the Advances then outstanding shall be converted automatically to Prime Rate Loans on the last day of the then current Interest Period with respect thereto or within such earlier period as required by law. Borrower hereby agrees promptly to pay Bank, upon demand by Bank, any additional amounts necessary to compensate Bank for any costs incurred by Bank in making any conversion in accordance with this Section
2.9 on a day other than the last day of an Interest Period, including, but not limited to, any interest or fees payable by Bank to lenders of funds obtained by it in order to make or maintain its Libor Rate Loans hereunder and any loss incurred in liquidating or re-employing deposits from which such funds were obtained. Bank agrees to use all reasonable efforts to minimize such cost but Bank's notice of such costs shall be conclusive absent manifest error.

  2.10  Requirements of Law.  In the event that any change in law, regulation,
        -------------------
treaty or directive or in the interpretation or application thereof or compliance by Bank with any request or directive made subsequent to the date hereof (whether or not having the force of law) from any central bank or other governmental authority, agency or instrumentality:

    (i) shall subject Bank to any tax of any kind whatsoever with respect to this Agreement, the Revolving Credit Note or any Loans made by it hereunder, or change the basis of taxation of payments to Bank of principal, interest, the Commitment Fee, or any other amount payable hereunder (except for any taxes imposed on or measured by the overall income of Bank);

   (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of Bank which are not otherwise included in the determination of the Libor Rate hereunder;

  (iii) affects the amount of capital required or expected to be maintained by Bank or any corporation controlling Bank and Bank determines the amount of capital required is increased by or based upon the existence of this Agreement or the Revolving Credit, as determined by Bank in its reasonable discretion; or

   (iv) shall impose on Bank any other condition;

and the result of any of the foregoing is to increase the cost to Bank of making, renewing or maintaining any Advance hereunder or to reduce any amount receivable thereunder then, in any such case, Borrower shall promptly pay Bank, upon its demand, any additional amounts necessary to compensate Bank for such additional costs or reduced amount receivable as determined by Bank. If Bank becomes entitled to claim any additional amounts pursuant to this Section 2.10, it shall promptly notify Borrower of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Bank to Borrower shall be conclusive in the absence of manifest error.

2.11  Indemnity.  Borrower agrees to indemnify Bank and to hold Bank harmless
      ---------
from any loss or expense which Bank may sustain or incur as a consequence of (i) default by Borrower in payment when due of the principal amount of or interest on the Advances, including, but not limited to, any such loss or expense arising from interest or fees payable by Bank to lenders of funds obtained by it in order to maintain its Libor Rate Loans hereunder and any loss incurred in liquidating or re-employing deposits from which such funds were obtained, (ii) default by Borrower in making a borrowing or conversion after the Borrower has given a notice in accordance with
Section 2.3 hereof, (iii) default by Borrower in making any prepayment after Borrower has given a notice in accordance with Section 2.5 hereof or (iv) a prepayment of a Libor Rate Loan on a day which is not the last day of an Interest Period with respect thereto, or the failure of Borrower to borrow any Libor Rate Loan after notice has been given to Bank in accordance with Section
2.3 hereof, including, but not limited to, any such loss or expense arising from interest or fees payable by Bank to lenders of funds obtained by it in order to maintain its Libor Rate Loans hereunder any and loss incurred in liquidating or re-employing deposits from which such funds were obtained. This covenant shall survive for one (1) year following the termination of this Agreement and payment of the Revolving Credit Note; Bank agrees, however, to promptly notify Borrower of any event which would result in an indemnification obligation on the part of Borrower pursuant to this Section 2.11.

2.12  Payments.  Any other provision of this Agreement to the contrary
      --------
notwithstanding, Borrower shall make all payments of interest on and principal of the Advances and fees and other payments due under this Agreement or any other Loan Document in immediately available funds to Bank, at the office specified by Bank from time to time. Borrower authorizes Bank to charge from time to time against Borrower's account with Bank any payments when due and Bank agrees to promptly notify Borrower of such action. Borrower hereby authorizes Bank to make an Advance, at Bank's sole discretion, to make, on behalf of Borrower, any payment owing on the Revolving Credit Note or pursuant to any of the other Loan Documents without further action on the part of Borrower and regardless of whether Borrower is able to comply with the terms, conditions and covenants of this Agreement at the time of such Loan.

2.13  Set-Off; etc.  Upon the occurrence of an Event of Default, Bank is hereby
      ------------
authorized at any time and from time to time, without notice to Borrower (any such notice being expressly waived by Borrower), to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Bank to or for the credit or the account of Borrower, including specifically any amounts held in any account maintained at Bank, against any and all Obligations irrespective of whether Borrower shall have made any requests for an Advance under this Agreement.

2.14  Borrower's Advance Account.  Advances made, interest due, interest paid,
      --------------------------
repayments on Advances and all other charges billed to or paid by Borrower shall be recorded in an account on Bank's books designated "Borrower's Advance Account". Borrower agrees that the Advance Account is sufficient evidence of Borrower's obligations to Bank incurred hereunder and that none other is necessary absent manifest error. All billing statements and statements of account rendered by Bank to Borrower shall be derived from Borrower's Advance Account and shall be presumed to be correct and accurate.

SECTION 3.  NEGATIVE PLEDGE
            ---------------

In order to induce Bank to extend the Revolving Credit to Borrower, Borrower hereby agrees that so long as any of the Revolving Credit remain outstanding Borrower will not sell, transfer, assign, pledge or otherwise dispose of the following: (i) all present and future Contracts, general intangibles, including, but not limited to, good will, trade marks, copyrights, names, patents, licenses, and inventions, choses in action and all goods represented by Contracts, which have been reclaimed or repossessed from or returned by Account Debtors; (ii) all present and future Inventory, and all documents of title and warehouse receipts representing any thereof; (iii) all present and future Equipment, and (iv) the proceeds of all the foregoing as well as all insurance policies, files and records relating to all the foregoing; provided however,
                                                           -------- -------
that Borrower shall be permitted to allow Permitted Encumbrances to exist with respect to all of such assets set forth in subparagraphs (i) through (iv) above. In addition, Borrower hereby agrees that Borrower will not provide a negative pledge of its assets to any other creditor.

SECTION 4.  [This Section purposely blank.]

SECTION 5.  BORROWER'S REPORTS
            ------------------

On each Request Date, Settlement Date and monthly and at such other times as Bank shall reasonably request, Borrower will submit an Availability Report to enable Bank to accurately determine the status of the net Advance which Borrower may request or the net amount due Bank.

From time to time, upon the creation of Contracts, Borrower shall provide Bank with copies of invoices and such other documents, evidence and information as Bank shall reasonably request.

SECTION 6.  [This Section purposely blank.]

SECTION 7.  BORROWER'S RECORDS
            ------------------

Borrower will (i) maintain at its principal place of business or such other location as approved in advance by Bank, an individual account record for each Contract; (ii) enter each Contract payment in the appropriate account records;
(iii) keep said account records segregated; and (iv) allow Bank at any reasonable time to audit, inspect and copy the account records.

Borrower shall permit Bank to audit, suspect and copy all records relating thereto during normal business hours.

Borrower hereby authorizes Bank to verify with any Account Debtor the status of any Contract and before a Default, Bank will give prior notice to Borrower of Bank's intention to do so. After a Default, Bank may do so from time to time and without notice to Borrower.

SECTION 8.  COLLECTIONS BY BORROWER
            -----------------------

Borrower will diligently collect the amounts owing under Contracts as and when due and, in this connection, may make rebates and adjustments, and issue credits and allowances, to which an Account Debtor may be in good faith entitled or which Borrower may in good faith deem proper in accordance with established industry customs and under the circumstances, including the acceptance of rejected goods. Borrower may repossess and may take any other actions with respect to any goods or Contracts not inconsistent with this Agreement.

SECTION 9. [This Section purposely blank.]

SECTION 10. [This Section purposely blank.]

SECTION 11. [This Section purposely blank.]

SECTION 12.     REPRESENTATIONS AND WARRANTIES
                ------------------------------

To induce Bank to enter into this Agreement and make the Loan, Borrower represents and warrants to Bank that:

12.1   Existence.  Borrower is a corporation duly organized, validly existing
       ---------
and in good standing under the laws of its state of incorporation, has all requisite corporate power to own its assets and carry on its business as now or proposed to be carried on, and is duly qualified, licensed and in good standing as a foreign corporation to do business in all jurisdictions wherein its ownership of property or the nature of its business requires such qualification or licensing.

12.2   Authority.  Borrower is duly authorized to execute and deliver the Loan
       ---------
Documents. All necessary action to authorize the execution and delivery of the Loan Documents has been properly taken, Borrower is and will continue to be duly authorized to borrow hereunder and to perform all of the other terms and provisions of the Loan Documents.

12.3   Enforceable Obligation.  This Agreement has been duly and validly
       ----------------------
executed and delivered by Borrower and constitutes a valid and legally binding agreement of Borrower enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights. The other Loan Documents when duly executed and delivered by Borrower pursuant to the provisions hereof, will constitute valid and binding obligations of Borrower enforceable in accordance with the terms thereof and of this Agreement, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights.

12.4   Application of Other Restrictions.  Borrower is not a party to any
       ---------------------------------
contract or agreement or subject to any charter or other corporate or legal restriction of any kind which, in the opinion of Borrower, materially and adversely affects the business, properties or assets, or the condition, financial or otherwise of Borrower. Neither the execution and delivery of this Agreement nor compliance with the terms, conditions and provisions hereof and of the other Loan Documents will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, the Articles of Incorporation or By-Laws of Borrower or of any law or of any regulation, order, writ, injunction or decree of any court or governmental agency, or of any indenture or other agreement or instrument to which Borrower is a party or by which Borrower is bound or to which Borrower is subject, or will result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower pursuant to the terms of any such indenture or agreement or instrument, except as contemplated by the provisions of this Agreement, and does not and will not require any approval or consent of the government or of any other federal regulatory body or of any state or local commission or authority having jurisdiction with respect thereto, or that such approval has been obtained and is in full force and effect on the date hereof.

12.5    Financial Condition.  Borrower has delivered or caused to be delivered
        -------------------
to Bank the latest copies of Financial Statements of Borrower. The Financial Statements are complete and correct and fairly present the financial condition of Borrower and the results of its operations and transactions in its surplus accounts as of the date and for the periods referred to. Borrower has no material liabilities, direct or indirect, fixed or contingent, as of the date of such Financial Statements which are not reflected therein or in the notes thereto. Since the date of the Financial Statements, there has been no material adverse change in the financial condition of Borrower.

12.6    Litigation; Proceedings; Title to Property.  There are no legal actions
        ------------------------------------------
or proceedings pending or, to the knowledge of Borrower, threatened against or affecting Borrower before any court or any governmental department or agency the result of which might substantially impair Borrower's operations or financial condition or its ability to repay the Indebtedness. Borrower (i) has complied with all applicable statutes and regulations of all governmental authorities having jurisdiction over it, (ii) is not in default with respect to any order, writ, injunction or decree of any court or governmental agency, and (iii) has good title to its properties and assets.

12.7    Pension Plans.  Borrower is in compliance in all material respects with
        -------------
all applicable provisions of ERISA related to minimum funding requirements for each Plan. Borrower has not incurred any material liability to the PBGC with respect to any Plan maintained for employees of Borrower or any of its subsidiaries or of any member of a "controlled group of corporations", as that term is defined in Section 1563 of the Internal Revenue Code of 1986, as amended, of which Borrower is a part.

SECTION 13.     AFFIRMATIVE COVENANTS
                ---------------------

Borrower covenants that, unless compliance is waived in writing by Bank and until payment in full of all of its Indebtedness to Bank and interest thereon:

13.1   Corporate Existence.  Borrower will preserve, or cause to be preserved,
       -------------------
its corporate existence and be qualified, or cause to be qualified, to do business in all jurisdictions where ownership of property or the nature of its business requires such qualifications, and obtain and retain all necessary licenses, permits, leases and other permissions to conduct its business.

13.2   Payments of Taxes and Other Charges.  Borrower will pay or cause to be
       -----------------------------------
paid all taxes, assessments and other governmental charges to which Borrower or its properties are or shall be subject before such charges become delinquent, except that no such charge need be paid for so long as its validity or amount shall be contested in good faith by appropriate proceedings duly prosecuted and Borrower shall have set up on its books such reserve with respect thereto as shall be dictated by sound accounting practices.

13.3  Financial Statements and Reports.  Borrower will deliver to Bank as soon
      --------------------------------
as practicable, but in any event (i) within 120 days after the close of each fiscal year, Borrower's annual audited Financial Statements, all certified without qualification by an independent certified public accountant reasonably acceptable to Bank; (ii) within 45 days after the end of each calendar month, Borrower's Financial Statements, certified, subject to ordinary and usual adjustment, by a principal officer of Borrower; and (iii) within 20 days following the close of each month, Borrower's detailed schedules of accounts receivable aging analysis. All statements shall be prepared in accordance with generally accepted accounting principles consistently applied. Further, Borrower shall at any time and from time to time submit to Bank such other or additional information relating to its affairs as Bank shall reasonably request.

13.4    Access to Records.  Borrower will (i) maintain proper books of record
        -----------------
and account in accordance with sound accounting practice in which full, true and correct entries shall be made of all its properties and assets and its dealings and business affairs; (ii) permit Bank to have access, at any time and from time to time, on reasonable notice and during normal business hours, to its books and records to the extent that Bank shall reasonably request; and (iii) permit Bank to make copies of such books and records and to remove such copies from the offices of Borrower to the extent that the same is reasonably necessary.

13.5    Certificate of No Default.  Borrower will simultaneously with the
        -------------------------
delivery of the annual Financial Statements, issue a certification of the chief financial officer of Borrower stating whether the preparation of the Financial Statements by the certified public accountant has disclosed any condition or event which constitutes a Default or an Unmatured Default, and, if such a condition or event has been so disclosed, specifying the nature and extent thereof and the corrective measures which Borrower proposes to take in relation thereto.

13.6  Insurance.  Borrower will maintain at all times adequate insurance to the
      ---------
satisfaction of Bank with insurers acceptable to Bank against such risks of loss as are customarily insured against and in amounts customarily carried by persons owning, leasing or operating similar properties, including, but not limited to, fire, theft and extended coverage insurance in an amount at least equal to the total full insurable value of Borrower's Inventory and Equipment, provided that the amount of such insurance shall at all times be sufficient to prevent Borrower from becoming a co-insurer under the terms of any insurance policy. Such insurance shall have a long form lender's loss payable endorsement in favor of Bank, providing for at least thirty (30) days written notice to Bank prior to cancellation and, in this regard, Borrower shall cause a certificate of insurance to be delivered to Bank prior to the initial Advance under this Agreement and no later than thirty (30) days prior to the expiration of any such insurance coverage. Borrower will also keep itself adequately insured at all times against liability on account of injury to persons or property and comply with the insurance provisions of all applicable worker's compensation laws and will effect all such insurance under valid and enforceable policies issued by insurers of recognized responsibility. Prior to the initial Advance under this Agreement and thereafter within ninety (90) days of the close of each fiscal year, Borrower will deliver to Bank a schedule indicating all insurance then in force.

In the event Borrower fails to secure insurance as provided above, Bank is hereby authorized, at its election, to pay the cost of insurance. Borrower hereby agrees to repay all sums so paid on demand with interest at the highest rate provided for in this Agreement. Until repayment, all such sums shall be secured by the security interests provided for herein.

13.7  Maintenance of Assets.  Borrower will maintain, or cause to be maintained,
      ---------------------
its properties and assets in good order.

In the event Borrower fails to maintain its property and assets in good order, Bank is authorized at its election to pay the cost of maintaining Borrower's property and assets or the costs of discharging any lien thereon and Borrower agrees to repay all sums so paid on demand with interest at the rate provided for in this Agreement.

13.8   Litigation and Proceedings.  Borrower will promptly notify Bank of any
       --------------------------
material litigation or proceedings commenced against Borrower.

13.9   SEC Statements.  Borrower will promptly furnish to Bank copies of all
       --------------
material which Borrower shall file with the Securities and Exchange Commission or any national securities exchange, including, but not limited to, all registration statements, annual reports on Form 10K, quarterly reports on Form 10Q, reports on Form 8K, proxy material and annual reports to shareholders, and any and all amendments thereof or supplements thereto.

13.10  Use of Advances.  Borrower will use Advances only for shareholder
       ---------------
distributions and working capital.

13.11  Notice of Default.  Borrower will promptly notify Bank of the happening
       -----------------
of any event which constitutes a Default or an Unmatured Default.

13.12  Bank Accounts.  Borrower will establish and maintain at Bank all of
       -------------
Borrower's primary depository accounts.

13.13  Tangible Net Worth.  Borrower will maintain a minimum Tangible Net Worth
       ------------------
of $7,000,000.00 prior to the anticipated initial public offering.

13.14  Ratio of Cash Flow to the total of Current Maturities of Long Term Debt
       -----------------------------------------------------------------------
plus Unfunded Capital Expenditures plus Distributions and Dividends.  Borrower
-------------------------------------------------------------------
will maintain a ratio of Cash Flow to the total of current maturities of long term debt plus Unfunded Capital Expenditures plus distributions plus dividends
          ----                               ----               ----
of not less than 1.1 to 1.

13.15  Ownership of Borrower.  Sunil Wadhwani and Ashok Trivedi will continue to
       ---------------------
own more than 50% of the voting stock of the Borrower.

13.16  Further Action.  At the request of Bank, Borrower will execute such other
       --------------
documents as Bank may reasonably require to carry out the intent and purpose of this Agreement.

SECTION 14.  NEGATIVE COVENANTS
             ------------------

Borrower covenants that, unless compliance is waived in writing by Bank, so long as it may borrow hereunder and until payment in full of all of its Indebtedness to Bank and interest thereon:

14.1  Change in Business or Management. Borrower will not make or permit any
      --------------------------------
material change in the nature of its business as carried on as of the date of this Agreement, or in composition of its current executive management.

SECTION 15.  CONDITIONS OF LENDING.
             ---------------------

15.1  Conditions Precedent to Initial Advance.  The obligation of the Bank to
      ---------------------------------------
make the initial Advance is subject to the condition precedent that the Bank shall have received all of the following:

   (a) A certified copy of the resolution of the Board of Directors of Borrower authorizing the execution and delivery of, and performance under the Loan Documents;

   (b) An incumbency certificate, executed by the Secretary or Assistant Secretary of Borrower, which shall identify the name and title and bear the signatures of the Borrower's officers who are authorized to sign the Loan Documents;

   (c) A favorable legal opinion, acceptable to Bank, of Borrower's legal counsel as to the representations and warranties of Borrower set forth in Sections 12.1, 12.2, 12.3, 12.4, 12.6 and 12.7 of this Agreement;

   (d) The evidence of insurance required by this Agreement; and

   (e) Such other instruments and documents Bank or its legal counsel shall reasonably request.

15.2  Conditions Precedent to All Advances.  The obligation of the Bank to make
      ------------------------------------
any Advance (including the initial Advance) shall be further subject to the satisfaction of each of the following conditions:

   (a) On each such date, no Default or Unmatured Default shall have occurred and be continuing;

   (b) There is no default by Borrower in the performance of obligations under any contract, indenture or other agreement or instrument to which Borrower is a party which would have a materially adverse effect on the operations of Borrower;

   (c) The representations and warranties of Borrower contained in Section 12 of this Agreement shall be true on and as of the date of each report, as of the time of each supplemental assignment and as of the time of each Advance with the same effect as though such representations and warranties had been made on and as of such date; and

   (d) Borrower shall promptly provide Bank with such other opinions, documents, evidence, materials and information as Bank may from time to time reasonably require.

SECTION 16.  DEFAULT
             -------

The occurrence of any of the following events shall be deemed a  Default:

16.1   Default in Payment.  Borrower shall fail to pay principal or interest
       ------------------
when due on the Notes, which failure remains uncured for ten days.

16.2   Insolvency.  (a) Borrower shall become insolvent or shall be unable to
       ----------
pay its debts as they mature, or Borrower shall cease operations, file a voluntary petition in bankruptcy or a voluntary petition seeking reorganization or to effect a plan or other arrangement with creditors, or shall file an answer admitting the jurisdiction of the court and the material allegations of any involuntary petition pursuant to any Act of Congress relating to bankruptcy, or shall be the subject of any order for relief, or shall make an assignment for the benefit of creditors or make an assignment to an agent (authorized to liquidate any substantial amounts of the assets of Borrower), or shall apply for or consent to or suffer the appointment of a receiver or trustee for Borrower or a substantial part of its property; or

   (b) An order for relief shall be entered pursuant to an Act of Congress relating to bankruptcy with respect to an involuntary petition seeking reorganization of, or an order shall be entered appointing any receiver or trustee for, Borrower or a substantial part of its property, or a writ or warrant of attachment or any similar process shall be issued against a substantial part of the property of Borrower, or an order shall be entered at either the state court level enjoining or preventing Borrower from conducting all or any part of its business as it is usually conducted, or garnishment proceedings shall be instituted by attachment, levy or otherwise, against any deposit balance maintained, or any property deposited, with Bank by Borrower, which remains in effect unstayed for 60 days.

16.3   Litigation.  Borrower shall fail, within the period allowed by law, to
       ----------
contest in good faith or take reasonable corrective measures with respect to any litigation or proceedings then pending against Borrower, the outcome of which, in the reasonable judgment of Bank, would materially and adversely affect the financial condition, business or properties of Borrower.

16.4   Default in Performance of Agreements or Covenants.  Borrower shall
       -------------------------------------------------
default in the performance of any of Borrower's agreements and covenants set forth in the Loan Documents or any other agreement with Bank and such default shall remain uncured for a period of thirty days after written notice from Bank to Borrower.

16.5   Representations.  Any representation or warranty made by Borrower is
       ---------------
untrue or incomplete in any material respect or any schedule, statement, report, warranty, representation, notice or writing furnished by Borrower pursuant to this Agreement is untrue or incomplete in any material respect on the date as of which the facts set forth are stated or certified.

16.6   Pension Plans.  There occurs a "reportable event" or a "prohibited
       -------------
transaction" on the part of the Borrower under ERISA which remains uncured for a period of thirty (30) days after Borrower receives written notice thereof.

16.7    Assignment.  Borrower shall voluntarily assign, or there shall occur any
        ----------
transfer, by operation of law or otherwise, of, all or any portion of this Agreement or any of the Loan Documents without the prior written consent of Bank.

16.8  Cross Default.  Any other indebtedness of Borrower becomes, or is declared
      -------------
to be, due and payable prior to its expressed maturity by reason of any default with respect thereto, or is not paid or renewed at its stated maturity and such default remains uncured for a period of thirty days.

16.9  Judgment.  A judgment or judgments in excess of $100,000 in the aggregate
      --------
shall be entered against Borrower for the payment of money, and Borrower shall fail to promptly and diligently appeal the same in good faith.

16.10  Tax Lien.  A tax lien or liens in excess of $100,000 in the aggregate
       --------
shall be levied against Borrower or its property, and Borrower shall not satisfy the same within five (5) days of such levy or Borrower shall fail to promptly and diligently contest the validity or amount of such tax lien in good faith by appropriate proceedings.

SECTION 17.  REMEDIES
             --------

Upon Borrower's default:

If any Default occurs, all Indebtedness shall be immediately due and payable, and Bank's commitment to lend hereunder shall immediately terminate. Bank may exercise all the remedies available under the Loan Documents, and under all applicable law including, but not limited to, the power to confess judgment contained in the Revolving Credit Note, the right to reasonable attorney's fees and legal expenses, and all remedies set forth in the applicable Uniform Commercial Code. All rights and remedies given Bank hereunder and by law shall be cumulative and not alternative and are not exclusive of any other remedies that may be available to Bank, whether at law, in equity or otherwise.

SECTION 18.  MISCELLANEOUS
             -------------

18.1  Notices.  Any notices required or permitted to be given pursuant hereto,
      -------
or in connection therewith, shall be deemed to have been fully given when addressed and mailed, postage prepaid, as follows:

If to Bank:                           If to Borrower:

PNC Bank                              Mastech Systems Corporation
One PNC Plaza                         2090 Greentree Rd.
Pittsburgh, Pa. 15265                 Pittsburgh, Pa. 15220

Attention: William L. Campbell        Attention:  Sunil Wadhwani

18.2  Expenses.  All reasonable costs and expenses, including, but not limited
      --------
to, the cost of services of Bank's in-house legal counsel and/or reasonable outside attorney's fees, incurred by Bank in all efforts made to enforce payment or otherwise effect collection of any Contract, as well as all attorney's fees and legal expenses incurred in instituting, maintaining, preserving, enforcing and foreclosing the security interest in any of the collateral, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or relating to this Agreement, shall be charged to Borrower's account and added to the Advances. All statements, reports, certificates, opinions and other documents or information furnished to Bank shall be supplied without cost to Bank.

18.3  Waiver.
      ------

   (a) Bank's delay or failure to enforce any right, power or remedy hereunder will not operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by Bank preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

   (b) Borrower hereby waives notice of non-payment of any of the Contracts, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

18.4  Successors and Assigns.  This Agreement shall bind and inure to the
      ----------------------
benefit of the parties and their respective successors and assigns (except that Borrower shall have no right to assign, voluntarily or by operation of law, any of its rights hereunder without Bank's consent in writing and provided further that nothing herein is intended by any party to confer any rights upon any third party as a beneficiary), for so long as Borrower remains indebted to Bank for any sums loaned or advanced pursuant hereto and any interest due thereon.

18.5  Jurisdiction.  This Agreement and the Notes have been accepted at and will
      ------------
be deemed to have been made at Pittsburgh, Pennsylvania and will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the Commonwealth of Pennsylvania, and Borrower hereby agrees to the jurisdiction of any state or federal court located within Allegheny County, Pennsylvania, or such other venue as Bank chooses, and consents that all service of process be made by certified mail directed to Borrower at Borrower's address set forth herein for notices and service so made will be deemed to be completed five (5) business days after the same has been deposited in U.S. mails, postage prepaid; provided that nothing contained herein will prevent Bank from bringing any action or exercising any rights against any security or against the undersigned individually, or against any property of Borrower within any other state or nation to enforce any award or judgment obtained in the federal or state court located within Allegheny County, Pennsylvania, or such other venue as Bank chooses. Borrower waives any objection based on forum non conveniens
                                                         --------------------
and any objection to venue in any action instituted hereunder.

18.6  Business Days.  Whenever any payment hereunder shall become due and
      -------------
payable on a day which is not a Business Day, such payment may be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment.

18.7  Integration.  This Agreement, including the Letter Agreement, is the
      -----------
entire agreement relating to this financing transaction and it supersedes all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein.

18.8  Amendment or Waiver.  No amendment or waiver of any provision of this
      -------------------
Agreement, nor consent to any departure by Borrower therefrom will be valid unless stated in a writing executed by the parties.

18.9  Severability.  If any part or provision of this Agreement is found or
      ------------
declared to be invalid or in contravention of any governing law or regulation, such part or provision shall be severable without affecting the validity of any other part or provision of this Agreement.

18.10  Participation.  At any time and from time to time, without any notice to
       -------------
Borrower, Bank may sell, assign, transfer, negotiate, grant participations in, or otherwise dispose of all or any part of Bank's interest in the Loan.
Borrower hereby authorizes Bank to provide from time to time, upon notice to Borrower, any information concerning Borrower, including without limitation, information pertaining to Borrower's financial condition, business operations or general creditworthiness, to any person or entity which may succeed to or participate in all or any part of Bank's interest in the Loan.

18.11  Headings.  Section headings used in this Agreement are intended for
       --------
convenience only and shall not affect the meaning or construction of this Agreement.

18.12 Waiver of Jury Trial.  BORROWER WAIVES ANY AND ALL RIGHTS BORROWER MAY
      --------------------
HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT OR THE NOTES, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR THE NOTES OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS AND ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

WITNESS the due execution hereof with the intent to be legally bound hereby.

ATTEST:                         MASTECH SYSTEMS CORPORATION


/s/ Ashok Trivedi               By  /s/ Sunil Wadhwani
--------------------------        --------------------------

Title                           Title    Chairman
     ---------------------            ----------------------



ATTEST:                         PNC BANK, NATIONAL ASSOCIATION


                                By /s/ William L. Campbell
--------------------------        --------------------------

Title                           Title   Vice President
     ---------------------            ----------------------


rtl/mastech.lsa

                                  EXHIBIT "A"

                             REVOLVING CREDIT NOTE

$7,000,000.00                                          Pittsburgh, Pennsylvania

                                                       December     , 1993
                                                                ----


FOR VALUE RECEIVED, the undersigned promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION ("Bank"), its successors or assigns, at Fifth Avenue and Wood Street, Pittsburgh, Pennsylvania, or at such other place as any holder may direct, SEVEN MILLION DOLLARS ($7,000,000.00), or so much thereof as may be disbursed to or for the account of the undersigned and remains unpaid, on the Expiration Date, together with interest from date of disbursement on the unpaid balance until payment in full, at a rate or rates per annum as set forth in
Section 2.6 of the Agreement.

After maturity, this Revolving Credit Note shall bear interest until paid, whether or not judgment hereon has been entered against the undersigned, at a rate per annum which is at all times equal to the sum of the above stated rate plus one percent (1%).  Where required by law, no interest rate charged
----
hereunder shall exceed the applicable usury rate in effect on the date of this Note. Where not prohibited by law, interest shall be computed on the basis of a year of 360 days and paid on the actual number of days elapsed.

This Revolving Credit Note is executed and delivered under and pursuant to the terms of that certain Amended and Restated Loan and Security Agreement dated December ___, 1993 between Bank and the undersigned, as the same may be amended from time to time ("Agreement"), to which reference is hereby made for the purpose of incorporating herein all of the terms thereof. All capitalized terms used herein and not otherwise defined shall have the meanings as used and defined in this Agreement.

POWER TO CONFESS JUDGMENT. The undersigned hereby empowers any Prothonotary or attorney of any court of record within the United States of America or elsewhere, after any Default under the terms of the Agreement, to appear for the undersigned and, with or without complaint filed, confess judgment, or a series of judgments, against the undersigned in favor of the payee or any holder hereof for the above sum together with interest thereon, whether by acceleration or otherwise, costs of suit and an attorney's fee for collection hereinafter provided for. The undersigned hereby forever waives and releases all errors in said proceedings, waives stay of execution and extension of time of payment, and waives all exemptions from levy and sale of any property that now is or hereafter may be exempted by law.

No single exercise of the foregoing power to confess judgment, or a series of judgments, shall be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be valid, voidable, or void, but the power shall continue undiminished and it may be exercised from time to time as often as the holder hereof shall elect until such time as the holder shall have received payment in full of the debt, interest and costs.

WAIVER OF EXEMPTIONS. The undersigned waives all laws exempting real or personal property from execution.

ATTORNEY'S FEE FOR COLLECTION. If this Revolving Credit Note is not paid when due and is placed with an attorney for collection, and whether or not suit is entered hereon or judgment confessed against the undersigned, the undersigned further agrees to pay holder hereof, in addition to the principal and interest then due, the costs of suit and a reasonable attorney's fee not to exceed 5% of such principal for collection.

No failure on the part of the holder to exercise any of its rights hereunder shall be deemed a waiver of such rights or of any default.

This Note shall bind the Borrower and the heirs, executors, administrators, successors and assigns of the Borrower, and the benefits hereof shall inure to the benefit of Bank and its successors and assigns. All references herein to the "Borrower" and "Bank" shall be deemed to apply to the Borrower and Bank and their respective successors and assigns.

WITNESS the due execution and sealing hereof with the intent to be legally bound hereby.


ATTEST:                         MASTECH SYSTEMS CORPORATION (SEAL)


                                By
--------------------------        --------------------------

Title                           Title
     ---------------------            ----------------------


rtl/mastech.exa

                           FIRST AMENDMENT TO AMENDED
                         AND RESTATED CREDIT AGREEMENT
                       AND WAIVER OF CONVENANT VIOLATION

This First Amendment to Amended and Restated Credit Agreement and Waiver of Covenant Violations (the "Amendment") dated as of August __, 1994 is entered into by and among MASTECH SYSTEMS CORPORATION (the "Borrower"), and PNC BANK, NATIONAL ASSOCIATION (the "Bank").

                                  WITNESSETH:

WHEREAS, the Borrower and the Bank entered into that Amended and Restated Loan Agreement dated as of December ____, 1993, (the Amended and Restated Credit Agreement and all extensions, renewals, amendments, substitutions and replacements thereto and thereof the "Agreement") pursuant to which the Banks made available to the Borrower certain term loan and line of credit;

WHEREAS, the Borrower has requested that the Bank extend the expiration date on the the Line of Credit;

WHEREAS, the Borrower and the Bank are willing to amend the Agreement as specifically set forth herein;

NOW, THEREFORE, in consideration of the premises and other valuable consideration and with the intent to be legally bound hereby, the parties hereto agree as follows:

1. The capitalized terms used herein as defined terms shall have the same meanings given them in the Agreement, unless the context clearly indicates otherwise.

2. The definition of the term "Expiration Date", is hereby amended and restated to read in its entirety as follows:

    "Expiration Date" means May 31, 1995, or, such subsequent date so designated by written notice from Bank to Borrower.

3. Borrower has informed the Bank that Borrower is in violation of the covenant contained in the Agreement with respect to Tangible Net Worth for Borrower's fiscal year ending December 31, 1993. The Bank hereby waives such covenant violation, but only as to the end of the fiscal year ending December 31, 1993.

4. Section 13.13 of the Agreement titled "Tangible Net Worth" is hereby amended and restated to read in its entirety as follows:


     13.13 Tangible Net Worth.  Borrower will maintain a minimum Tangible Net
           ------------------
     Worth of $7,000,000.00 plus 25% of net income measured quarterly for each quarter ending after December 31, 1994.

5. Borrower has no defenses or set-offs against the Bank, their officers, directors, employees, agents or attorneys with respect to the Agreement is in full force and effect and shall remain in full force and effect unless and until modified or amended in writing in accordance with its terms. Borrower hereby ratifies and confirms its obligations and agrees that the execution and delivery of this Amendment does not in any way diminish or invalidate any of Borrower's obligations.

6. In consideration of this Amendment, and other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower represents and warrants that Borrower has no claims, counterclaims, setoffs, actions or causes of action, damages or liabilities of any kind or nature whatsoever whether at law or in equity, in contract or in tort, whether now accrued or hereafter maturing (collectively "Claims") against the Bank, its heir direct or indirect parent corporation or any direct or indirect affiliates of such parent corporation, or any of the foregoing's respective directors, officers, employees, agents, attorneys and legal representatives, or the heirs, administrators, successors or assigns of any of them (collectively, "Bank Parties") that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As an inducement to Bank to enter into this Amendment, Borrower on behalf of Borrower, and all of Borrower's respective successors and assigns hereby knowingly and voluntarily releases and discharges all Bank Parties from any and all Claims, whether known or unknown, that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As used herein, the term "Prior Related Event" means any transaction, event, circumstance, action, failure to act, occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of any of the terms of the Agreement, or any documents executed in connection with the Agreement or which was related to or connected in any manner, directly or indirectly to the Agreement.

7. Borrower hereby represents and warrants to Bank that the representations and warranties in the Agreement are true and correct on and as of the date hereof and that no Conditional Default or Event of Default exists or is continuing and that this Amendment has been duly authorized, executed and delivered by Borrower.

8. The Agreement, taking into consideration this Amendment, is in all respects ratified and confirmed, and all of the rights and powers created thereby or thereunder shall be and remain in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Bank under the Agreement, and the Loan Documents, as each may be amended or modified from time to time, nor constitute a waiver of any other provision of the Agreement.

9. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

10. Except as amended hereby the terms and provisions of the Agreement remain in full force and effect.

WITNESS the execution of this Amendment as of the day and year first above written.

ATTEST:                           MASTECH SYSTEMS CORPORATION

/s/ Michael E. Mlinar             By  /s/ Sunil Wadhwani
-------------------------           --------------------------

Title  Director of Finance              Title   Director
     ---------------------              ----------------------



ATTEST:                           PNC BANK, NATIONAL ASSOCIATION



/s/ Charles M. Rhodes, Jr.        By  /s/ William L. Campbell
--------------------------          --------------------------

Title  Vice President             Title  Vice President
     --------------------               ----------------------



DAB\MASTECH.AM1

                          SECOND AMENDMENT TO AMENDED
                         AND RESTATED CREDIT AGREEMENT


This Second Amendment to Amended and Restated Credit Agreement (the "Amendment") dated as of November __, 1994 is entered into by and among MASTECH SYSTEMS CORPORATION (the "Borrower"), and PNC BANK, NATIONAL ASSOCIATION (the "Bank").

                                  WITNESSETH:


WHEREAS, the Borrower and the Bank entered into that Amended and Restated Loan Agreement dated as of December ____, 1993, (the Amended and Restated Credit Agreement and all extensions, renewals, amendments, substitutions and replacements thereto and thereof the "Agreement") pursuant to which the Banks made available to the Borrower certain term loan and line of credit;

WHEREAS, the Borrower has requested that the Bank extend the expiration date on the the Line of Credit;

WHEREAS, the Borrower and the Bank are willing to amend the Agreement as specifically set forth herein;

NOW, THEREFORE, in consideration of the premises and other valuable consideration and with the intent to be legally bound hereby, the parties hereto agree as follows:

1. The capitalized terms used herein as defined terms shall have the same meanings given them in the Agreement, unless the context clearly indicates otherwise.

2. Section 2.6 of the Agreement is hereby amended and restated to read in its entirety as follows:

    "2.6  Interest Rate and Payment Dates. (a) Each Advance shall bear interest
          -------------------------------
    for the period from the first day of each Interest Period with respect thereto, but not including, the last day of such Interest Period at a rate per annum equal to the Libor Rate determined for such Libor Interest Period plus one and one-half of one percent (1-1/2%) or the Borrower shall have
    ----                                          --
    the option to have Advances bear interest at a rate per annum which is at all times equal to the rate of interest publicly announced by the Bank as its prime rate (the "Prime Rate")."

3. Borrower has no defenses or set-offs against the Bank, their officers, directors, employees, agents or attorneys with respect to the Agreement is in full force and effect and shall remain in full force and effect unless and until modified or amended in writing in accordance with its terms. Borrower hereby ratifies and confirms its obligations and agrees that the execution and delivery of this Amendment does not in any way diminish or invalidate any of Borrower's obligations.

4. In consideration of this Amendment, and other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower represents and warrants that Borrower has no claims, counterclaims, setoffs, actions or causes of action, damages or liabilities of any kind or nature whatsoever whether at law or in equity, in contract or in tort, whether now accrued or hereafter maturing (collectively

"Claims") against the Bank, its heir direct or indirect parent corporation or any direct or indirect affiliates of such parent corporation, or any of the foregoing's respective directors, officers, employees, agents, attorneys and legal representatives, or the heirs, administrators, successors or assigns of any of them (collectively, "Bank Parties") that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As an inducement to Bank to enter into this Amendment, Borrower on behalf of Borrower, and all of Borrower's respective successors and assigns hereby knowingly and voluntarily releases and discharges all Bank Parties from any and all Claims, whether known or unknown, that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As used herein, the term "Prior Related Event" means any transaction, event, circumstance, action, failure to act, occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of any of the terms of the Agreement, or any documents executed in connection with the Agreement or which was related to or connected in any manner, directly or indirectly to the Agreement.

5. Borrower hereby represents and warrants to Bank that the representations and warranties in the Agreement are true and correct on and as of the date hereof and that no Conditional Default or Event of Default exists or is continuing and that this Amendment has been duly authorized, executed and delivered by Borrower.

6. The Agreement, taking into consideration this Amendment, is in all respects ratified and confirmed, and all of the rights and powers created thereby or thereunder shall be and remain in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Bank under the Agreement, and the Loan Documents, as each may be amended or modified from time to time, nor constitute a waiver of any other provision of the Agreement.

7. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

8. Except as amended hereby the terms and provisions of the Agreement remain in full force and effect.

WITNESS the execution of this Amendment as of the day and year first above written.

ATTEST:                           MASTECH SYSTEMS CORPORATION


/s/ P. L. Franks                  By  /s/ Sunil Wadhwani
---------------------------         -------------------------

Title   E.A.                      Title  Chairman
     ----------------------             ---------------------



ATTEST:                           PNC BANK, NATIONAL ASSOCIATION


/s/ James M. Kubaney               By  /s/ Karen P. Etling
---------------------------         -------------------------

Title  AVP                        Title  Vice President
     ----------------------             ---------------------



DAB\MASTECH.AM2

                           THIRD AMENDMENT TO AMENDED
              AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO
                             REVOLVING CREDIT NOTE

This Third Amendment to Amended and Restated Credit Agreement and First Amendment to Revolving Credit Note (the "Amendment") dated as of June ____, 1995 is entered into by and among MASTECH SYSTEMS CORPORATION (the "Borrower"), and PNC BANK, NATIONAL ASSOCIATION (the "Bank").

                                  WITNESSETH:


WHEREAS, the Borrower and the Bank entered into that certain Amended and Restated Loan Agreement dated as of December 23, 1993, (the Amended and Restated Credit Agreement and all extensions, renewals, amendments, substitutions and replacements thereto and thereof the "Agreement") pursuant to which the Bank made available to the Borrower a Revolving Credit Note in the original principal amount of Seven Million Dollars ($7,000,000.00) dated December 23, 1993 (the "Note");

WHEREAS, the Borrower and the Bank have amended the Agreement on two prior occasions;

WHEREAS, the Borrower has requested that the Bank increase the maximum principal amount outstanding under the Note to Ten Million Dollars ($10,000,000.00);

WHEREAS, the Borrower and the Bank are willing to amend the Agreement and the Note as specifically set forth herein;

NOW, THEREFORE, in consideration of the premises and other valuable consideration and with the intent to be legally bound hereby, the parties hereto agree as follows:

1. The capitalized terms used herein as defined terms shall have the same meanings given them in the Agreement and the Note, unless the context clearly indicates otherwise.

2. Section 1.1 of the Agreement entitled "Definitions" is hereby amended by restating the definitions for "Expiration Date" , "Interest Payment Date", "Interest Period" and "Revolving Credit " to read in its entirety as follows:

     "Expiration Date" means May 31, 1996, or such subsequent date so designated by written notice from Bank to Borrower.

     "Interest Payment Date" means for a Libor Loan the last day of such Interest Period; and for any Prime Rate Loan the last business day of each month.

     "Interest Period" means the period commencing on the date of which a Libor Loan is made or continued as a Libor Loan and ending one month thereafter, as selected by Borrower in its Notice of Borrowing or its Notice of Conversion or Continuation; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

          (A) if any Interest Period would otherwise end on a day which is not a Working Day, that Interest Period shall be extended to the next succeeding Working Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest period shall end in the immediately preceding Working Day;

          (B) any Interest Period that would otherwise extend beyond the Expiration Date shall end on the Expiration Date;

          (C) if upon the expiration of any Interest Period applicable to a Libor Loan, the Borrower fails to elect a new Interest Period and Libor Loan, the Borrower shall be deemed to have elected to convert such Libor Loan into a Prime Rate Loan effective as of the expiration date of such current Interest Period.

          (D) any Interest Period that begins on the last Working Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end in the last Working Day of such calendar month.

     "Revolving Credit" means Bank's obligation to make Advances to Borrower in the maximum principal amount which may not exceed the lesser of (i) the Borrowing Base, or (ii) $10,000,000.00.

3. Section 1.1 of the Agreement entitled "Definitions" is hereby amended by adding the definition for "Prime Rate Loan" to read in its entirety as follows:

     "Prime Rate Loan" means loans hereunder at such time as they are made and/or being maintained at a rate of interest based upon the Prime Rate.

4. Section 2.3 of the Agreement entitled "Borrowing Procedure" is hereby amended and restated to read in its entirety as follows:

     "2.3 Borrowing Procedure. Borrower may borrow under the Revolving Credit on
          -------------------
     any Business Day; provided that Borrower shall give Bank irrevocable telephonic written or telecopy notice, such notice shall be immediately confirmed in writing or by telecopy) prior to the requested borrowing date ("Notice of Borrowing") (which notice must be received by Bank prior to 12:00 Noon, Pittsburgh time, specifying (i) the amount to be borrowed, (ii) the borrowing date, and (iii) the election of an interest rate option."

5. Section 2.6 of the Agreement entitled "Interest Rate and Payment Dates" is hereby amended and restated to read in its entirety as follows:

     "2.6 Interest Rate and Payment Dates. (a) Each Advance shall bear interest
          -------------------------------
     for the period from the first day of each Interest Period with respect thereto, but not including, the last day of such Interest Period with respect thereto, but not including, the last day of such Interest Period at a rate per annum equal to the Libor Rate determined for such Libor Interest period plus one and one-half of one percent (1-1/2%) or the Borrower shall have the option to have Advances bear interest at a rate per annum which is at all times equal to the Prime Rate. It being understood that the Borrower may select different options to apply simultaneously to different portions of the Loan;

     (b) Interest on all Advances shall be payable in arrears on each Interest Payment Date."

6. Section 13.13 of the Agreement entitled "Tangible Net Worth" is hereby amended and restated to read in its entirety as follows:

     "13.13 Tangible Net Worth. Borrower will maintain at all times a minimum
            ------------------
     Tangible Net Worth of $14,000,000.00 plus 25% of the Borrower's net income measured quarterly for each fiscal quarter ending on or after June 30, 1995."

7. The Note is hereby amended by increasing the maximum principal amount of the Note to Ten Million Dollars ($10,000,000.00).

8. Borrower has no defenses or set-offs against the Bank, their officers, directors, employees, agents or attorneys with respect to the Agreement and Note is in full force and effect and shall remain in full force and effect unless and until modified or amended in writing in accordance with its terms. Borrower hereby ratifies and confirms its obligations and agrees that the execution and delivery of this Amendment does not in any way diminish or invalidate any of Borrower's obligations.

9. In consideration of this Amendment, and other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower represents and warrants that Borrower has no claims, counterclaims, setoffs, actions or causes of action, damages or liabilities of any kind or nature whatsoever whether at law or in equity, in contract or in tort, whether now accrued or hereafter maturing (collectively "Claims") against the Bank, its heir direct or indirect parent corporation or any direct or indirect affiliates of such parent corporation, or any of the foregoing's respective directors, officers, employees, agents, attorneys and legal representatives, or the heirs, administrators, successors or assigns of any of them (collectively, "Bank Parties") that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As an inducement to Bank to enter into this Amendment, Borrower on behalf of Borrower, and all of Borrower's respective successors and assigns hereby knowingly and voluntarily releases and discharges all Bank Parties from any and all Claims, whether known or unknown, that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As used herein, the term "Prior Related Event" means any transaction, event, circumstance, action, failure to act, occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of any of the terms of the Agreement and Note, or any documents executed in connection with the Agreement and Note or which was related to or connected in any manner, directly or indirectly to the Agreement and Note.

10. Borrower hereby represents and warrants to Bank that the representations and warranties in the Agreement and Note are true and correct on and as of the date hereof and that no Event of Default exists or is continuing and that this Amendment has been duly authorized, executed and delivered by Borrower.

11. The Agreement and Note, taking into consideration this Amendment, is in all respects ratified and confirmed, and all of the rights and powers created thereby or thereunder shall be and remain in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Bank under the Agreement and

Note, and the loan documents, as each may be amended or modified from time to time, nor constitute a waiver of any other provision of the Agreement and Note.

12. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

13. Except as amended hereby the terms and provisions of the Agreement and Note remain in full force and effect.

WITNESS the execution of this Amendment as of the day and year first above written.

ATTEST:                           MASTECH SYSTEMS CORPORATION


/s/ M. J. Zugay                   By  /s/ Sunil Wadhwani
--------------------------          -------------------------

Title  CFO                        Title  Chairman & CEO
     ---------------------             ----------------------



ATTEST:                           PNC BANK, NATIONAL ASSOCIATION



                                  By   /s/ Karen P. Etling
--------------------------          -------------------------
                                       Karen P. Etling
Title                                  Vice President
     ----------------------
DAB\MASTECH.AM3

                   FOURTH AMENDMENT TO AMENDED AND RESTATED
                     CREDIT AGREEMENT AND SECOND AMENDMENT
                            TO REVOLVING CREDIT NOTE


     This Fourth Amendment To Amended and Restated Credit Agreement and Second Amendment To Revolving Credit Note (this "Amendment") is made as of June 1, 1996 by and between Mastech Systems Corporation (the "Borrower"), and PNC Bank, National Association (the "Bank").

                                  WITNESSETH:

     WHEREAS, the Borrower and the Bank entered into that certain Amended and Restated Loan Agreement dated as of December 23, 1993, (the Amended and Restated Credit Agreement and all extensions, renewals, amendments, substitutions and replacements thereto and thereof the "Agreement") pursuant to which the Bank extended to the Borrower a Revolving Credit Loan (the "Loan") evidenced by a Revolving Credit Note in the original principal amount of Seven Million Dollars ($7,000,000.00) dated December 23, 1993 (the "Note");

     WHEREAS, the Borrower and the Bank have amended the Agreement on three prior occasions and the Note on one prior occasion; and

     WHEREAS, the Borrower and the Bank desire to amend the Agreement and the Note as provided for below.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

     1. The Agreement and the Note are amended as set forth in Exhibit A attached hereto and made a part hereof. Any and all references to the Agreement or the Note in any document, instrument or certificate evidencing, securing or otherwise delivered in connection with the Loan shall be deemed to refer to the Agreement and the Note as amended hereby. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Agreement or the Note.

     2. This Amendment is deemed incorporated into the Agreement and the Note. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Agreement or the Note, the terms and provisions hereof shall control.

     3. The Borrower hereby represents and warrants that (a) all of its representations and warranties in the Agreement are true and correct, (b) no default or Event of Default exists under the Agreement or the Note, and (c) this Amendment has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

     4. The Borrower hereby confirms that any collateral for the Loan, including but not limited to liens, security interests, mortgages, and pledges granted by the Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect.

     5. This Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

     6. This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

     7. Except as amended hereby, the terms and provisions of the Agreement and the Note remain unchanged and in full force and effect. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of the Agreement or the Note, a waiver of any default or Event of Default thereunder, or a waiver or release of any of the Bank's rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the confession of judgment and waiver of jury trial provisions (if applicable).

WITNESS the due execution hereof as a document under seal, as of the date first written above.

ATTEST:                             MASTECH SYSTEMS CORPORATION


/s/ Michael J. Zugay                By:    /s/ Sunil Wadhwani
----------------------------            -------------------------
                                                           (SEAL)

Print Name: Michael J. Zugay        Print Name:  Sunil Wadhwani
           -----------------                   ------------------

                                    Title:  Chairman
                                          -----------------------


                                    PNC BANK, NATIONAL ASSOCIATION



                                    By: /s/
                                        -------------------------
                                                           (SEAL)

                                    Print Name:
                                               ------------------

                                    Title:
                                          -----------------------

akm\mastech.amd

                                EXHIBIT "A" TO
                   FOURTH AMENDMENT TO AMENDED AND RESTATED
              CREDIT AGREEMENT AND SECOND AMENDMENT TO REVOLVING
                                  CREDIT NOTE


1. The defined term "Expiration Date" in subsection 1.1 of the Agreement entitled "Defined Terms" is hereby amended in its entirety to read as follows:

    "Expiration Date" means May 31, 1997, or such subsequent date so designated by written notice from Bank to Borrower."

2. The defined term "Revolving Credit" in subsection 1.1 of the Agreement entitled "Defined Terms" is hereby amended in its entirety to read as follows:

    "Revolving Credit" means Bank's obligation to make Advances to Borrower in the maximum principal amount which may not exceed the lesser of (i) the Borrowing Base, or (ii) $15,000,000.00."

3. Subsection 13.13 of the Agreement entitled "Tangible Net Worth" is hereby amended in its entirety to read as follows:

    "Tangible Net Worth.  The Borrower will maintain a minimum Tangible Net
     ------------------
    Worth of $13,000,000.00 for the fiscal quarters ending June 30, 1996, September 30, 1996 and December 31, 1996 and a minimum Tangible Net Worth of $15,000,000.00 for the fiscal quarter ending March 31, 1997."

4. Subsection 13.14 of the Agreement entitled "Ratio of Cash Flow to the Total of Current Maturities of Long Term Debt plus Unfunded Capital Expenditures plus Distributions and Dividends" is hereby amended in its entirety to read as follows:

    "13.14 Ratio of Cash Flow to the Total of Current Maturities of Long Term
           ------------------------------------------------------------------
    Debt plus Unfunded Capital Expenditures plus Distributions and Dividends.
    -------------------------------------------------------------------------
    Borrower will maintain at all times a ratio of Cash Flow to the total of Current Maturities of Long Term Debt plus Unfunded Capital Expenditures plus
                                                                            ----
    distributions plus dividends of at least 1.0 to 1. "Cash Flow" means net income plus depreciation plus amortization plus other non-cash items.
           ----              ----              ----
    "Unfunded Capital Expenditures" means capital expenditures made from the Borrower's funds other than borrowed funds."

5. Section 13 of the Agreement entitled "Affirmative Covenants" is amended by adding a new subsection 13.17 entitled "Adjusted Quick Ratio" as follows:

    "13.17 Adjusted Quick Ratio. Borrower will maintain at all time an Adjusted
           --------------------
    Quick Ratio of at least 1.2 to 1. "Adjusted Quick Ratio means cash plus cash
                                                                       ----
    equivalents plus accounts receivable divided by current liabilities
                                         -------
    (including outstandings under the Revolving Credit."

6. Section 13 of the Agreement entitled "Affirmative Covenants" is hereby amended by adding thereto a new subsection 13.18 entitled "Collateral" as follows:

    "13.18 Collateral.  In the event Borrower's outstandings under the Revolving
       ----------
    Credit exceed $10,000,000.00 for 90 consecutive days, Borrower shall execute and deliver to the Bank within thirty (30) days of Bank's written request
    (i) a security agreement in form and content satisfactory to bank granting the Bank a first priority perfected lien on Borrower's existing and future accounts, general intangibles, chattel paper, documents and instruments and
    (ii) financing statements to be filed in all applicable jurisdictions."

7. The Note is hereby amended by increasing the maximum principal amount of the Note to Fifteen Million Dollars ($15,000,000.00).


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